SHARE EXCHANGE AGREEMENT

by and among

GLOBALINK, LTD.,

ONEWORLD HOTEL DESTINATION SERVICE, INC.

and

VINCENT AU
__________________________________________

Dated as October 31, 2008



TABLE OF CONTENTS
PAGE

ARTICLE I REPRESENTATIONS, COVENANTS, AND WARRANTIES OF ONEWORLD      1
Section 1.01  Organization                                            2
Section 1.02  Capitalization                                          2
Section 1.03  Subsidiaries and Predecessor Corporations               2
Section 1.04  Financial Statements.                                   2
Section 1.05  Information                                             3
Section 1.06  Options or Warrants                                     3
Section 1.07  Absence of Certain Changes or Events                    3
Section 1.08  Litigation and Proceedings                              4
Section 1.09  Contracts                                               4
Section 1.10  No Conflict With Other Instruments                      5
Section 1.11  Compliance With Laws and Regulations                    5
Section 1.12  Approval of Agreement                                   5
Section 1.13  Valid Obligation                                        5
ARTICLE II REPRESENTATIONS, COVENANTS, AND WARRANTIES
 OF GLOBALINK                                                         6
Section 2.01  Organization                                            6
Section 2.02  Capitalization                                          6
Section 2.03  Subsidiaries and Predecessor Corporations               6
Section 2.04  Financial Statements                                    6
Section 2.05  Information                                             7
Section 2.06  Options or Warrants                                     7
Section 2.07  Absence of Certain Changes or Events                    8
Section 2.08  Litigation and Proceedings                              8
Section 2.09  Contracts                                               8
Section 2.10  No Conflict With Other Instruments                      9
Section 2.11  Compliance With Laws and Regulations                    9
Section 2.12  Approval of Agreement                                   9
Section 2.13  Material Transactions or Affiliations                   9
Section 2.14  Bank Accounts; Power of Attorney                        9
Section 2.15  Valid Obligation.                                      10
Section 2.16  Filings                                                10
Section 2.17  OTCBB                                                  10
ARTICLE III PLAN OF EXCHANGE                                         10
Section 3.01  The Exchange                                           10
Section 3.02  Anti-Dilution                                          11
Section 3.03  Closing Events                                         11
Section 3.04  Termination                                            11
ARTICLE IV SPECIAL COVENANTS                                         11
Section 4.01  Access to Properties and Records                       11
Section 4.02  Delivery of Books and Records                          12
Section 4.03  Third Party Consents and Certificates                  12
Section 4.04  Board Actions.                                         12
Section 4.05  Cancellation of Certain Shares of GLOBALINK
 Common Stock                                                        13
Section 4.06  Designation of Directors and Officer                   14
Section 4.07  Exclusive Dealing Rights                               15
Section 4.08  Actions Prior to Closing                               15
ARTICLE V CONDITIONS PRECEDENT TO OBLIGATIONS OF GLOBALINK           16
Section 5.01  Accuracy of Representations and Performance
 of Covenants                                                        16
Section 5.02  Officer's Certificate                                  16
Section 5.03  Good Standing                                          17
Section 5.04  No Governmental Prohibition                            17
Section 5.05  Consent                                                17
Section 5.06  Other Items                                            17
ARTICLE VI CONDITIONS PRECEDENT TO OBLIGATIONS OF ONEWORLD AND THE
ONEWORLD STOCKHOLDER                                                 17
Section 6.01  Accuracy of Representations and Performance
 of Covenants                                                        17
Section 6.02  Officer's Certificate                                  18
Section 6.03  Good Standing                                          18
Section 6.04  No Governmental Prohibition                            18
Section 6.05  Consents                                               18
Section 6.06  Other Items                                            18
ARTICLE VII MISCELLANEOUS                                            19
Section 7.01  Brokers                                                19
Section 7.02  Governing Law                                          19
Section 7.03  Notices                                                19
Section 7.04  Attorney's Fees                                        20
Section 7.05  Confidentiality                                        20
Section 7.06  Public Announcements and Filings                       20
Section 7.07  Schedules; Knowledge                                   21
Section 7.08  Third Party Beneficiaries                              21
Section 7.09  Expenses                                               21
Section 7.10  Entire Agreement                                       21
Section 7.11  Survival; Termination                                  21
Section 7.12  Counterparts                                           22
Section 7.13  Amendment or Waiver                                    22
Section 7.14  Best Efforts                                           22
Section 7.15  References                                             22

Exhibits

A.  Suitability Letter
B.  Investment Letter

SHARE EXCHANGE AGREEMENT

  THIS SHARE EXCHANGE AGREEMENT (hereinafter referred to as this "Agreement") is entered into as of October 31, 2008 (the "Closing Date"), by and between GLOBALINK, LTD., a Nevada corporation (hereinafter referred to as "GLOBALINK"), with principal offices located at 938 Howe Street, Suite 405, Vancouver, BC V6Z 1N9, ONEWORLD HOTEL DESTINATION SERVICE, INC., a Canadian corporation (hereinafter referred to as "ONEWORLD") with principal officers located at Suite 205, 2806 Kingsway, Vancouver, BC V5R 5T5 and VINCENT AU (the "ONEWORLD Stockholder") upon the following premises:

Premises

WHEREAS, GLOBALINK is a publicly held corporation organized under the laws of the State of Nevada with no significant operations;

WHEREAS, ONEWORLD is a privately held corporation organized under the laws of Canada engaged in active business;

WHEREAS, GLOBALINK agrees to acquire 100% of the issued and outstanding capital stock of ONEWORLD in exchange for the payment of US$150,000 plus the cash value of ONEWORLD'S retained earings brought forth into GLOBALINK and the issuance of 2,000,000 restricted common shares of GLOBALINK Common Stock (the "Exchange") and the ONEWORLD Stockholder agrees to exchange its shares of ONEWORLD on the terms described herein; and

WHEREAS, the parties hereto intend for the transaction to constitute a tax-free reorganization pursuant to the provisions of Section
368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.
Agreement

NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, and intending to be legally bound hereby, it is hereby agreed as follows:


REPRESENTATIONS, COVENANTS, AND WARRANTIES OF ONEWORLD

As an inducement to, and to obtain the reliance of, GLOBALINK, and except as set forth in the corresponding disclosure schedules delivered by ONEWORLD in connection with this Agreement (the "ONEWORLD
Schedules"), ONEWORLD represents and warrants, as of the date hereof and as of the Closing Date, as defined below, as follows:

  Section 1.01 Organization

ONEWORLD is a corporation duly organized, validly existing, and in good standing under the laws of Canada and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted. Included in Schedule 1.01 of the ONEWORLD Schedules are complete and correct copies of the articles of incorporation and bylaws (such documents, or other equivalent corporate organizational documents, the "Organizational Documents") of ONEWORLD as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby, including the transactions contemplated in Sections 4.04 and 4.05 (collectively, the "Contemplated Transactions") will not, violate any provision of ONEWORLD's Organizational Documents. ONEWORLD has full power, authority, and legal right and has taken all action required by law, its Organizational Documents, or otherwise to authorize the execution and delivery of this Agreement and to consummate the Contemplated Transactions.

  Section 1.02 Capitalization

The authorized capital stock of ONEWORLD consists of One Million (1,000,000) shares of common stock, without par value per share (the "ONEWORLD Common Stock"), of which 200,000 common shares are currently issued and outstanding. All 200,000 shares of ONEWORLD Common Stock are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person. The authorized capital stock of ONEWORLD also consists of One Million (1,000,000) shares of preferred shares, without par value (the "ONEWORLD Preferred Stock"), of which no preferred shares are issued and outstanding.

  Section 1.03 Subsidiaries and Predecessor Corporations
Except as set forth on Schedule 1.03, ONEWORLD does not have any predecessor corporation(s) or subsidiaries, and does not own, beneficially or of record, any shares of any other corporation. For purposes hereinafter, the term "ONEWORLD" also includes those subsidiaries, if any, set forth in Schedule 1.03 of the ONEWORLD
Schedules.

  Section 1.04 Financial Statements.
Included in Schedule 1.04 of the ONEWORLD Schedules are (a) the audited balance sheets of ONEWORLD as of October 31, 2008, June 30, 2008 and June 30, 2007 and the related audited statements of operations, stockholders' equity and cash flows for the fiscal years ended December 31, 2007, together with the notes to such statements and the opinion of Thomas J.Harris, CPA, independent certified public accountants, and (b) the unaudited balance sheet of ONEWORLD as of June 30, 2006, June 30, 2005 (together with the balance sheet of ONEWORLD as of October 31, 2008 the "ONEWORLD Balance Sheet") and the related audited statements of operations, stockholders' equity and cash flows for the nine-month three-month period ended October 31, 2008 (the financial statements referred to in (a) and (b) collectively, the "ONEWORLD Financial Statements").

The ONEWORLD Financial Statements have been prepared in accordance with United States generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved. The ONEWORLD Balance Sheets are true and accurate and fairly present as of their respective dates the financial condition of ONEWORLD. As of the respective dates of the ONEWORLD Balance Sheets, except as and to the extent reflected or reserved against therein, ONEWORLD had no liabilities or obligations (absolute or contingent) which should be reflected in the ONEWORLD Balance Sheets or the notes thereto prepared in accordance with GAAP, and all assets reflected therein are properly reported and fairly present the value of the assets of ONEWORLD, in accordance with GAAP. The statements of operations, stockholders' equity and cash flows included in the ONEWORLD Financial Statements reflect fairly the information required to be set forth therein by GAAP.

ONEWORLD has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable.

ONEWORLD has timely filed all state, federal or local income and/or franchise tax returns required to be filed by it from inception to the date hereof. Each such income tax return reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial.

All of ONEWORLD's assets are reflected on the ONEWORLD Financial Statements, and, except as set forth in the ONEWORLD Schedules or the ONEWORLD Financial Statements, ONEWORLD has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise.
Section 1.05 Information

  The information concerning ONEWORLD set forth in this Agreement and in the ONEWORLD Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

Section 1.06 Options or Warrants
There are no existing options, warrants, calls, or commitments of any character relating to the authorized and unissued ONEWORLD Common
Stock.

Section 1.07 Absence of Certain Changes or Events Since October 31,
2008;

there has not been any material adverse change in the business, operations, properties, assets, or condition (financial or otherwise) of ONEWORLD;

ONEWORLD has not (i) amended its Organizational Documents; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) made any material change in its method of management, operation or accounting, (iv) entered into any other material transaction other than sales in the ordinary course of its business; or (v) made any increase in or adoption of any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees; and

Except as required by this Agreement, ONEWORLD has not (i) granted or agreed to grant any options, warrants or other rights for its stock, bonds or other corporate securities calling for the issuance thereof,
(ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except as disclosed herein and except liabilities incurred in the ordinary course of business; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights or canceled, or agreed to cancel, any debts or claims; or (iv) issued, delivered, or agreed to issue or deliver any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock).

Section 1.08 Litigation and Proceedings
There are no actions, suits, proceedings, or investigations pending or, to the knowledge of ONEWORLD after reasonable investigation, threatened by or against ONEWORLD or affecting ONEWORLD or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. ONEWORLD does not have any knowledge of any material default on its part with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

Section 1.09 Contracts.
  (a) All "material" contracts, agreements, franchises, license agreements, debt instruments or other commitments to which ONEWORLD is a party or by which it or any of its assets, products, technology, or properties are bound other than those incurred in the ordinary course of business are set forth in Schedule 1.09 of the ONEWORLD Schedules.
A "material" contract, agreement, franchise, license agreement, debt instrument or commitment is one which would be required to be disclosed in connection with a current report on Form 8-K by ONEWORLD if ONEWORLD were a registrant subject to Rule 13a-1 and Rule 13a-11 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act");

  (b) All contracts, agreements, franchises, license agreements, and other commitments to which ONEWORLD is a party or by which its properties are bound and which are material to the operations of ONEWORLD taken as a whole are valid and enforceable by ONEWORLD in all respects, except as limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought (collectively, "Bankruptcy and Equity Exceptions"); and

  (c) Except as included or described in Schedule 1.09 of the ONEWORLD Schedules or reflected in the most recent ONEWORLD balance sheet, ONEWORLD is not a party to any oral or written (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation; (vi) collective bargaining agreement; or (vii) agreement with any present or former officer or director of ONEWORLD.

Section 1.10 No Conflict With Other Instruments
The execution of this Agreement and the consummation of the Contemplated Transactions will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any indenture, mortgage, deed of trust, or other material agreement, or instrument to which ONEWORLD is a party or to which any of its assets, properties or operations are subject.
Section 1.11 Compliance With Laws and Regulations

To the best of its knowledge, ONEWORLD has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of ONEWORLD or except to the extent that noncompliance would not result in the occurrence of any material liability for ONEWORLD. This compliance includes, but is not limited to, the filing of all reports to date with federal and state securities authorities.

Section 1.12 Approval of Agreement
The Board of Directors of ONEWORLD has authorized the execution and delivery of this Agreement by ONEWORLD and has approved this Agreement and the Contemplated Transactions, and will recommend to the ONEWORLD Stockholder that the Exchange be approved.
Section 1.13 Valid Obligation

This Agreement and all agreements and other documents executed by ONEWORLD in connection herewith constitute valid and binding obligations of ONEWORLD, enforceable in accordance with their respective terms, except as may be limited by Bankruptcy and Equity Exceptions.

ARTICLE II
REPRESENTATIONS, COVENANTS, AND WARRANTIES OF GLOBALINK

As an inducement to, and to obtain the reliance of, ONEWORLD and the ONEWORLD Stockholder, and except as set forth in the corresponding disclosure schedules delivered by GLOBALINK in connection with this Agreement (the "GLOBALINK Schedules"), GLOBALINK represents and warrants, as of the date hereof and as of the Closing Date, as follows:

  Section 2.01 Organization
GLOBALINK is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted. Included in Schedule 2.01 of the GLOBALINK Schedules are complete and correct copies of the Organizational Documents of GLOBALINK as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of Contemplated Transactions will not, violate any provision of GLOBALINK's Organizational Documents. GLOBALINK has full power, authority, and legal right and has taken all action required by law, its Organizational Documents, or otherwise to authorize the execution and delivery of this Agreement and to consummate the Contemplated Transactions.

  Section 2.02 Capitalization
The authorized capital stock of GLOBALINK consists of (a) 100,000,000 500,000,000 shares of common stock, par value $0.001 per share ("GLOBALINK Common Stock"), of which 22,785,000 shares are issued and outstanding, 6,456,000 (Should this be 5split x 5 x 250,000 = 6,250,000?) of which have been registered for resale with the U.S. Securities and Exchange Commission pursuant to an effective registration statement. All issued and outstanding shares of GLOBALINK Common Stock are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

  Section 2.03 Subsidiaries and Predecessor Corporations
GLOBALINK does not have any predecessor corporation(s), no subsidiaries, and does not own, beneficially or of record, any shares of any other corporation.

  Section 2.04 Financial Statements.
    (a) Copies of (a) the audited balance sheet of GLOBALINK as of December 31, 2007 and the related audited statements of operations, stockholders' equity and cash flows for December 31, 2007, together with the notes to such statements and the opinion of Thomas J. Harris, CPA., independent certified public accountants, and (b) the unaudited balance sheet of GLOBALINK as of September 30, 2008 (together with the balance sheet of GLOBALINK as of December 31, 2007, the "GLOBALINK Balance Sheet") and the related unaudited statements of operations, stockholders' equity and cash flows for the nine-month period ending September 30, 2008 (the financial statements referred to in (a) and (b) collectively, the "GLOBALINK Financial Statements") have been filed with the U.S. Securities and Exchange Commission.

    (b) The GLOBALINK Financial Statements have been prepared in accordance with GAAP consistently applied throughout the periods involved. The GLOBALINK Balance Sheets are true and accurate and fairly present as of their respective dates the financial condition of GLOBALINK. As of the respective dates of the GLOBALINK Balance Sheets, except as and to the extent reflected or reserved against therein, GLOBALINK had no liabilities or obligations (absolute or contingent) which should be reflected in the GLOBALINK Balance Sheets or the notes thereto prepared in accordance with GAAP, and all assets reflected therein are properly reported and fairly present the value of the assets of GLOBALINK, in accordance with GAAP. The statements of operations, stockholders' equity and cash flows in the GLOBALINK Financial Statements reflect fairly the information required to be set forth therein by GAAP.

  (c) GLOBALINK has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable.

  (d) GLOBALINK has timely filed all state, federal or local income and/or franchise tax returns required to be filed by it from inception to the date hereof. Each such income tax return reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial.

  (e) All of GLOBALINK's assets are reflected on the GLOBALINK Financial Statements, and, except as set forth in the GLOBALINK Schedules or the GLOBALINK Financial Statements, GLOBALINK has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise.

  (f) GLOBALINK shall have no liabilities on the Closing Date.

  Section 2.05 Information
  The information concerning GLOBALINK set forth in this Agreement and the GLOBALINK Schedules is complete and accurate in all material respects and does not contain any untrue statements of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

  Section 2.06 Options or Warrants
There are except as stipulated on Schedule 2.06, no existing options, warrants, calls, or commitments of any character relating to the authorized and unissued capital stock of GLOBALINK (including, but not limited to, the GLOBALINK Common Stock and the GLOBALINK Preferred Stock).

  Section 2.07 Absence of Certain Changes or Events
Since the date of the most recent GLOBALINK balance sheet:

    (a) There has not been any material adverse change in the business, operations, properties, assets or condition (financial or otherwise) of GLOBALINK;

    (b) GLOBALINK has not (i) amended its Organizational Documents;
(ii) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) made any material change in its method of management, operation or accounting; (iv) entered into any transactions or agreements; or (v) made any increase in or adoption of any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for or with its officers, directors, or employees; and

  (c) GLOBALINK has not (i) except as stipulated on Schedule 2.06, granted or agreed to grant any options, warrants, or other rights for its stock, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent); (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights, or canceled, or agreed to cancel, any debts or claims; or (iv) issued, delivered or agreed to issue or deliver, any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock).

  Section 2.08 Litigation and Proceedings
There are no actions, suits, proceedings or investigations pending or, to the knowledge of GLOBALINK after reasonable investigation, threatened by or against GLOBALINK or affecting GLOBALINK or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. GLOBALINK does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator, or governmental agency or instrumentality or any circumstance which after reasonable investigation would result in the discovery of such default.

  Section 2.09 Contracts
GLOBALINK is not a party to, and neither it nor any of its assets, products, technology and properties are not bound by:

   - any contract, agreement, franchise, license, debt instrument, or other commitment, whether such agreement is in writing or oral;
any charter or other corporate restriction, except as set forth in the Organizational Documents of GLOBALINK;
   -  any judgment, order, writ,  injunction, decree, or award; or
   - any oral or written (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money,
(iv) guaranty of any obligation, (vi) collective bargaining agreement; or (vii) agreement with any present or former officer or director of GLOBALINK.

  Section 2.10 No Conflict With Other Instruments
The execution of this Agreement and the consummation of the Contemplated Transactions will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any indenture, mortgage, deed of trust, or other material agreement or instrument to which GLOBALINK is a party or to which any of its assets, properties or operations are subject.

  Section 2.11 Compliance With Laws and Regulations
To the best of its knowledge, GLOBALINK has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof. This compliance includes, but is not limited to, the filing of all reports to date with federal and state securities authorities.

  Section 2.12 Approval of Agreement
The Board of Directors of GLOBALINK has authorized the execution and delivery of this Agreement by GLOBALINK and has approved this Agreement and the Contemplated Transactions.

  Section 2.13 Material Transactions or Affiliations
There exists no contract, agreement or arrangement between GLOBALINK and any predecessor and any person who was at the time of such contract, agreement or arrangement an officer, director, or person owning of record or known by GLOBALINK to own beneficially, five percent (5%) or more of the issued and outstanding GLOBALINK Common Stock and which is to be performed in whole or in part after the date hereof or was entered into not more than three (3) years prior to the date hereof. Neither any officer, director, nor five percent (5%) stockholder of GLOBALINK has, or has had since inception of GLOBALINK, any known interest, direct or indirect, in any such transaction with GLOBALINK which was material to the business of GLOBALINK. GLOBALINK has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other transaction with, any such affiliated person.

  Section 2.14 Bank Accounts; Power of Attorney
Set forth in Schedule 2.14 of the GLOBALINK Schedules is a true and complete list of (a) all accounts with banks, money market mutual funds or securities or other financial institutions maintained by GLOBALINK within the past twelve (12) months, the account numbers thereof, and all persons authorized to sign or act on behalf of GLOBALINK, (b) all safe deposit boxes and other similar custodial arrangements maintained by GLOBALINK within the past twelve (12) months, (c) the check ledger for the last twelve (12) months, (d) the names of all persons holding powers of attorney from GLOBALINK or who are otherwise authorized to act on behalf of GLOBALINK with respect to any matter, other than its officers and directors, and a summary of the terms of such powers or authorizations, and (e) a list of all the current officers and directors of GLOBALINK.

  Section 2.15 Valid Obligation.
This Agreement and all agreements and other documents executed by GLOBALINK in connection herewith constitute the valid and binding obligations of GLOBALINK, enforceable in accordance with their respective terms, except as may be limited by Bankruptcy and Equity Exceptions.

  Section 2.16 Filings.
GLOBALINK has timely filed all reports, statements, and other information required to be filed by it under the Securities Exchange Act of 1934, as amended.

  Section 2.17 OTCBB
Our common stock is listed on the NASDAQ bulletin board under the symbol GOBK as of December 20, 2007 and the first trade was made on March 6, 2008.


ARTICLE III
PLAN OF EXCHANGE

  Section 3.01 The Exchange
On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 3.03), the ONEWORLD Stockholder shall assign, transfer and deliver, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, all of the shares of ONEWORLD Common Stock held by the ONEWORLD Stockholder; the objective of such Exchange being the acquisition by GLOBALINK of not less than 100% of the issued and outstanding ONEWORLD Common Stock. In exchange for the transfer of such securities by the ONEWORLD Stockholder, GLOBALINK shall issue to the ONEWORLD Stockholder Two Million (2,000,000) common shares, representing 8.0694% of total GLOBALINK Common Stock (the "Initial Shares"). At the closing of the transactions described in this Section
3.01 (the "Closing"), the ONEWORLD Stockholder shall, on surrender of its certificate or certificates representing the ONEWORLD Common Stock to GLOBALINK or its registrar or transfer agent, be entitled to receive a certificate or certificates evidencing its interest in the Initial Shares. Upon consummation of the Contemplated Transactions, all of the shares of capital stock of ONEWORLD shall be held by GLOBALINK. Upon consummation of the Contemplated Transactions, there shall be Twenty Four Million, Seven Hundred Eighty Five Thousand (24,785,000) shares of GLOBALINK Common Stock issued and outstanding.

  Section 3.02 Cash payment

In addition to the exchange, GLOBALINK shall pay the ONEWORLD Stockholder US$150,000 plus the cash value of ONEWORLD's Retained Earnings brought into GLOBALINK, for the Common Stock of ONEWORLD.
Section 356(a)(1) states that "if section 254 would appy to an exchange but for the fact that the property received in the exchange consists not only of property permitted by section 354 . . . to be received without recognition of gain but also of other property or money, then the gain, if any, to the recipient shall be recognized, but in an amount not in excess of the sum of usch money and the fair market value of such other property.

  Section 3.03 Anti-Dilution
The number of shares of GLOBALINK Common Stock issuable upon exchange pursuant to Section 3.01 shall be appropriately adjusted to take into account any stock split, stock dividend, reverse stock split, recapitalization, or similar change in the GLOBALINK Common Stock which may occur, between the date of the execution of this Agreement and the Closing Date.

  Section 3.04 Closing Events
At the Closing, GLOBALINK, ONEWORLD and the ONEWORLD Stockholder shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered), any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the Contemplated Transactions.

  Section 3.05 Termination
This Agreement may be terminated by the Board of Directors of ONEWORLD or ONEWORLD only in the event that GLOBALINK or ONEWORLD do not meet the conditions precedent set forth in Articles V and VI. If this Agreement is terminated pursuant this section, this Agreement shall be of no further force or effect, and no obligation, right or liability shall arise hereunder.

SPECIAL COVENANTS

  Section 4.01 Access to Properties and Records
GLOBALINK and ONEWORLD will each afford to the officers and authorized representatives of the other party full access to the properties, books and records of GLOBALINK or ONEWORLD, as the case may be, in order that each party may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other party, and each party will furnish to the other party such additional financial and operating data and other information as to the business and properties of GLOBALINK or ONEWORLD, as the case may be, as the other party shall from time to time reasonably request. Without limiting the foregoing, as soon as practicable after the end of each fiscal quarter (and in any event through the last fiscal quarter prior to the Closing Date), each party shall provide the other party with quarterly internally prepared and unaudited financial statements.

  Section 4.02 Delivery of Books and Records
At the Closing, ONEWORLD shall deliver to GLOBALINK the originals of the corporate minute books, books of account, contracts, records, and all other books or documents of ONEWORLD now or then in the possession of ONEWORLD or its representatives. GLOBALINK shall deliver to ONEWORLD the originals of the corporate minute books, books of account, contracts, records, and all other books or documents of GLOBALINK now or then in the possession of GLOBALINK or its representatives.

  Section 4.03 Third Party Consents and Certificates
GLOBALINK and ONEWORLD agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the Contemplated Transactions.

  Section 4.04 Exclusive Dealing Rights.
In recognition of the substantial time and effort which GLOBALINK has spent and will continue to spend in investigating ONEWORLD and its business and in addressing the matters related to the Contemplated Transactions, each of which may preempt or delay other management activities, neither ONEWORLD, nor any of its officers, directors, employees, representatives or agents will directly or indirectly solicit or initiate any discussions or negotiations with or, except where required by fiduciary obligations under applicable law as advised by counsel, participate in any negotiations with or provide any information to or otherwise cooperate in any other way with, or facilitate or encourage any effort or attempt by, any corporation, partnership, person or other entity or group (other than GLOBALINK and its directors, officers, employees, representatives and agents) concerning any merger, sale of substantial assets, sale of shares of capital stock, (including without limitation, any public or private offering of the ONEWORLD Common Stock) or similar transactions involving ONEWORLD (all such transactions being referred to as "ONEWORLD Acquisition Transactions"), other than activities related to financings. If ONEWORLD receives any proposal with respect to an ONEWORLD Acquisition Transaction, it will immediately communicate to GLOBALINK the fact that it has received such proposal and the principal terms thereof.

In recognition of the substantial time and effort which ONEWORLD has spent and will continue to spend in investigating GLOBALINK and its business and in addressing the matters related to the Contemplated Transactions, each of which may preempt or delay other management activities, neither GLOBALINK, nor any of its officers, directors, employees, representatives or agents will directly or indirectly solicit or initiate any discussions or negotiations with or, except where required by fiduciary obligations under applicable law as advised by counsel, participate in any negotiations with or provide any information to or otherwise cooperate in any other way with, or facilitate or encourage any effort or attempt by, any corporation, partnership, person or other entity or group (other than ONEWORLD and its directors, officers, employees, representatives and agents) concerning any merger, sale of substantial assets, sale of shares of capital stock, (including without limitation, any public or private offering of the GLOBALINK Common Stock) (all such transactions being referred to as "GLOBALINK Acquisition Transactions"). If GLOBALINK receives any proposal with respect to a GLOBALINK Acquisition Transaction, it will immediately communicate to ONEWORLD the fact that it has received such proposal and the principal terms thereof.

  Section 4.05 Actions Prior to Closing
From and after the date of this Agreement until the Closing Date and except as set forth in the GLOBALINK Schedules or ONEWORLD Schedules or as permitted or contemplated by this Agreement, GLOBALINK (subject to paragraph (b) below) and ONEWORLD respectively, will each:

   - carry on its business in substantially the same manner as it has heretofore;
   - maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

   - maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;
perform in all material respects all of its obligations under any material contracts, leases, and instruments relating to or affecting its assets, properties, and business;
   - use its best efforts to maintain and preserve intact its business organization, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

From and after the date of this Agreement until the Closing Date, neither GLOBALINK nor ONEWORLD will:
   - make any changes in their Organizational Documents, including any change of name, except as contemplated by this Agreement;
   - take any action described in Section 1.07, in the case of ONEWORLD, or in Section 2.07, in the case of GLOBALINK (all except as permitted therein or as disclosed in the ONEWORLD Schedules or GLOBALINK Schedules, as applicable);
   - enter into or amend any contract, agreement, or other instrument of any of the types described in the ONEWORLD Schedules or GLOBALINK Schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services; or sell any assets or discontinue any operations, sell any shares of capital stock or conduct any similar transactions other than in the ordinary course of business.

  Section 4.06 Indemnification.
    (a) ONEWORLD hereby agrees to indemnify GLOBALINK and each of the officers, agents and directors of GLOBALINK as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever) ("Loss"), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentations made under
Article I. The indemnification provided for in this paragraph shall survive the Closing and consummation of Contemplated Transactions and termination of this Agreement for one (1) year following the Closing.

    (b) The ONEWORLD Stockholder, agrees to indemnify GLOBALINK and each of the officers, agents and directors of GLOBALINK as of the date of execution of this Agreement against any Loss, to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentations made under Section 3.01. The indemnification provided for in this paragraph shall survive the Closing and consummation of the Contemplated Transactions and termination of this Agreement for one (1) year following the Closing.

    (c) GLOBALINK hereby agrees to indemnify ONEWORLD and each of the officers, agents, and directors of ONEWORLD and the ONEWORLD Stockholder as of the date of execution of this Agreement against any Loss to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article II. The indemnification provided for in this paragraph shall survive the Closing and consummation of the Contemplated Transactions and termination of this Agreement for one (1) year following the Closing.

  Section 4.07 The Acquisition of GLOBALINK Common Stock
GLOBALINK and ONEWORLD understand and agree that the consummation of the Contemplated Transactions, including the issuance of the GLOBALINK Common Stock and cash payment to ONEWORLD Stockholder in exchange for the ONEWORLD Common Stock as contemplated herein, constitutes the offer and sale of securities under the Securities Act and applicable state statutes. GLOBALINK and ONEWORLD agree that such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes, which depend, among other items, on the circumstances under which such securities are acquired.

    (a) In order to provide documentation for reliance upon the exemptions from the registration and prospectus delivery requirements for such transactions, each stockholder of ONEWORLD shall execute and deliver to GLOBALINK a Suitability Letter and an Investment Representation Letter in substantially the same form as that attached hereto as Exhibit A and Exhibit B, respectively.

    (b) In connection with the Contemplated Transactions, GLOBALINK and ONEWORLD shall each file, with the assistance of the other party and their respective legal counsel, such notices, applications, reports, or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the states where the stockholders of ONEWORLD reside unless an exemption requiring no filing is available in such jurisdiction, all to the extent and in the manner as may be deemed by such party to be appropriate.

    (c) In order to more fully document reliance on the exemptions as provided herein, ONEWORLD, the ONEWORLD Stockholder, and GLOBALINK shall execute and deliver to the other party, at or prior to the Closing, such further letters of representation, acknowledgment, suitability, or the like as ONEWORLD or GLOBALINK and their respective counsel may reasonably request in connection with reliance on exemptions from registration under such securities laws.

    (d) The ONEWORLD Stockholder acknowledges that the basis for relying on exemptions from registration or qualifications are factual, depending on the conduct of the various parties, and that no legal opinion or other assurance will be required or given to the effect that the Contemplated Transactions are in fact exempt from registration or qualification.

  Section 4.08 Sales of Securities Under Rule 144, If Applicable.
    (a) GLOBALINK will use its best efforts to at all times satisfy the current public information requirements of Rule 144 promulgated under the Securities Act so that its stockholders can sell restricted securities that have been held for one (1) year or more or such other restricted period as required by Rule 144 as it is from time to time amended.

    (b) Upon being informed in writing by any person holding restricted stock of GLOBALINK that such person intends to sell any shares under Rule 144 promulgated under the Securities Act (including any rule adopted in substitution or replacement thereof), GLOBALINK will certify in writing to such person that it is compliance with Rule 144 current public information requirement to enable such person to sell such person's restricted stock under Rule 144, as may be applicable under the circumstances.

    (c) If any certificate representing any such restricted stock is presented to GLOBALINK's transfer agent for registration or transfer in connection with any sales theretofore made under Rule 144, provided such certificate is duly endorsed for transfer by the appropriate person(s) or accompanied by a separate stock power duly executed by the appropriate person(s), in each case with reasonable assurances that such endorsements are genuine and effective and is accompanied by a legal opinion that such transfer has complied with the requirements of Rule 144, as the case may be, GLOBALINK will promptly instruct its transfer agent to register such transfer and to issue one or more new certificates representing such shares to the transferee and, if appropriate under the provisions of Rule 144, as the case may be, free of any stop transfer order or restrictive legend.

    (d) This Section 4.08 shall survive the closing of this Agreement for a period of two (2) years.

CONDITIONS PRECEDENT TO OBLIGATIONS OF GLOBALINK

The obligations of GLOBALINK under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

  Section 5.01 Accuracy of Representations and Performance of Covenants The representations and warranties made by ONEWORLD and the ONEWORLD Stockholder in this Agreement were true when made and shall be true on the Closing Date with the same force and effect as if such representations and warranties were made on and as of the Closing Date. ONEWORLD shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by ONEWORLD prior to or at the Closing.

  Section 5.02 Officer's Certificate
GLOBALINK shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of ONEWORLD, certifying that: (a) no litigation, proceeding, investigation, or inquiry is pending, or to the best knowledge of ONEWORLD, threatened, which might result in an action to enjoin or prevent the consummation of the Contemplated Transactions, or, to the extent not disclosed in the ONEWORLD Schedules, by or against ONEWORLD, which might result in any material adverse change in any of the assets, properties, business, or operations of ONEWORLD, and (b) the conditions set forth in Sections 5.01, 5.04 and 5.05 have been satisfied.

  Section 5.03 Good Standing
GLOBALINK shall have received a certificate of good standing dated as of a date prior to the Closing Date certifying that ONEWORLD is in good standing as a corporation in Canada.

  Section 5.04 No Governmental Prohibition
No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the Contemplated Transactions.

  Section 5.05 Consents
All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the Contemplated Transactions, or for the continued operation of ONEWORLD after the Closing Date on the basis as presently operated shall have been obtained.

  Section 5.06 Other Items
Globalink shall have received further opinions, documents, certificates or instruments relating to the Contemplated Transactions as GLOBALINK may reasonably request.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF ONEWORLD
AND THE ONEWORLD STOCKHOLDER

The obligations of ONEWORLD and the ONEWORLD Stockholder under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

  Section 6.01 Accuracy of Representations and Performance of Covenants The representations and warranties made by GLOBALINK in this Agreement and by the Principal GLOBALINK Stockholders in the Indemnity Agreement to be delivered on the Closing Date (the "Indemnity Agreement") were true when made and shall be true on the Closing Date with the same force and effect as if such representations and warranties were made on and as of the Closing Date. Each of GLOBALINK and each Principal GLOBALINK Stockholder shall have performed and complied with all covenants and conditions required by this Agreement and the Indemnity Agreement to be performed or complied with by GLOBALINK and the Principal GLOBALINK Stockholders (as the case may be) prior to or at the Closing.

  Section 6.02 Officer's Certificate
ONEWORLD shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of GLOBALINK, certifying that: (a) no litigation, proceeding, investigation or inquiry is pending, or to the best knowledge of GLOBALINK threatened, which might result in an action to enjoin or prevent the consummation of the Contemplated Transactions, or, to the extent not disclosed in the GLOBALINK Schedules, by or against GLOBALINK, which might result in any material adverse change in any of the assets, properties or operations of GLOBALINK, and (b) the conditions set forth in Section 6.01, 6.04, and 6.05 have been satisfied.

  Section 6.03 Good Standing
ONEWORLD shall have received a certificate of good standing from the Secretary of State of Nevada or other appropriate office, dated as of a date within ten (10) days prior to the Closing Date, certifying that GLOBALINK is in good standing as a corporation in the State of Nevada and has filed all tax returns required to have been filed by it to date and has paid all taxes reported as due thereon.

  Section 6.04 No Governmental Prohibition
No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the Contemplated Transactions.

  Section 6.05 Consents
All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the Contemplated Transactions, or for the continued operation of GLOBALINK after the Closing Date on the basis as presently operated shall have been obtained.

  Section 6.06. Other Items
ONEWORLD and the ONEWORLD Stockholder shall have received:
An original counterpart to the Indemnity Agreement duly executed by each Principal GLOBALINK Stockholder; and further opinions, documents, certificates, or instruments relating to the Contemplated Transactions as ONEWORLD and the ONEWORLD Stockholder may reasonably request.

I
MISCELLANEOUS

  Section 7.01 Brokers
GLOBALINK and ONEWORLD agree that, except as set out on Schedule 7.01 attached hereto, there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation or execution of this Agreement or consummation of the Contemplated Transactions. GLOBALINK and ONEWORLD each agree to indemnify the other party against any claim by any third person other than those described above for any commission, brokerage, or finder's fee arising from the Contemplated Transactions based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

  Section 7.02 Governing Law
This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to the matters of state law, with the laws of the State of Nevada. Venue for all matters shall be in Nevada, without giving effect to principles of conflicts of law thereunder. Each of the parties irrevocably consents and agrees that any legal or equitable action or proceedings arising under or in connection with this Agreement shall be brought exclusively in the federal courts of the United States. By execution and delivery of this Agreement, each party hereto irrevocably submits to and accepts, with respect to any such action or proceeding, generally and unconditionally, the jurisdiction of the aforesaid court, and irrevocably waives any and all rights such party may now or hereafter have to object to such jurisdiction.

  Section 7.03 Notices
Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by facsimile, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

If to ONEWORLD or ONEWORLD Stockholder, to:
Vincent Au
Suite 205, 2806 Kingsway
Vancouver, BC V5R 5T5

If to GLOBALINK, to:
Robin Young
Globalink, Ltd.
#202 - 426 Main Street
Vancouver, B.C.   V6A 2T0

With copies to:
Jody M. Walker
Attorney At Law
7841 South Garfield Way
Centennial, CO 80122

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given (a) upon receipt, if personally delivered, (b) on the day after dispatch, if sent by overnight courier, (c) upon dispatch, if transmitted by facsimile and receipt is confirmed by telephone, or (d) three (3) days after mailing, if sent by registered or certified mail.

  Section 7.04 Attorney's Fees
In the event that either party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing party shall be reimbursed by the losing party for all costs, including reasonable attorney's fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

  Section 7.05 Confidentiality
Each party hereto agrees with the other parties that, unless and until the Contemplated Transactions have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except (a) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; or (b) to the extent that such data or information must be used or disclosed in order to consummate the Contemplated Transactions. In the event of the termination of this Agreement, each party shall return to the other parties all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each party will continue to comply with the confidentiality provisions set forth herein.

  Section 7.06 Public Announcements and Filings
Unless required by applicable law or regulatory authority, none of the parties will issue any report, statement or press release to the general public, to the trade, to the general trade or trade press, or to any third party (other than its advisors and representatives in connection with the Contemplated Transactions) or file any document, relating to this Agreement and Contemplated Transactions, except as may be mutually agreed by the parties. Copies of any such filings, public announcements or disclosures, including any announcements or disclosures mandated by law or regulatory authorities, shall be delivered to each party at least one (1) business day prior to the release thereof.

  Section 7.07 Schedules; Knowledge
The ONEWORLD Schedules and GLOBALINK Schedules referred to herein and delivered pursuant to and attached to this Agreement (collectively, "Schedules") are integral parts of this Agreement. Nothing in a Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein, unless the Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail, including by cross-reference to another Schedule. The inclusion of any information in the Schedules shall not be deemed to be an admission or acknowledgment, in and of itself, that such information is required by the terms hereof to be disclosed, is material to the business of ONEWORLD or GLOBALINK, as the case may be, or is outside the ordinary course of business. ONEWORLD is responsible for preparing the ONEWORLD Schedules and GLOBALINK is responsible for preparing the GLOBALINK Schedules. Each of the ONEWORLD Schedules and the GLOBALINK Schedules will be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Agreement, and the disclosure in any such numbered and lettered section of the ONEWORLD Schedules or the GLOBALINK Schedules, as the case may be, shall qualify and shall be deemed to qualify such other paragraphs in this Agreement to the extent such qualification is reasonably apparent regardless of the absence of any express cross-reference to such other paragraph. Each party is presumed to have full knowledge of all information set forth in the other party's Schedules delivered pursuant to this Agreement.

  Section 7.08 Third Party Beneficiaries
This contract is strictly between GLOBALINK, ONEWORLD and the ONEWORLD Stockholder, and, except as specifically provided, no director, officer, stockholder (other than the ONEWORLD Stockholder), employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

  Section 7.09 Expenses
Subject to Section 7.04 above, whether or not the Exchange is consummated, each of GLOBALINK, the ONEWORLD Stockholder and ONEWORLD will bear their own respective expenses, including legal, accounting and professional fees, incurred in connection with the Exchange or any of the other Contemplated Transactions.

  Section 7.10 Entire Agreement
This Agreement, together with the Schedules and any certificate or agreements delivered on the Closing Date, represents the entire agreement between the parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

  Section 7.11 Survival; Termination
Except as otherwise set forth in this Agreement, the representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of Contemplated Transactions for a period of two (2) years.

  Section 7.12 Counterparts
This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

  Section 7.13 Amendment or Waiver
Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other parties shall be construed as a waiver or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may by amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

  Section 7.14 Best Efforts
Subject to the terms and conditions herein provided, each party shall use its best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the Contemplated Transactions shall be consummated as soon as practicable. Each party also agrees that it shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the Contemplated Transactions.


Section 7.15 References
References to Sections, Articles, Schedules or Exhibits in this
Agreement shall be to Sections, Articles, Schedules or Exhibits to this Agreement unless explicitly provided otherwise.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first-above written.

GLOBALINK, LTD..

By: /s/ Robin Young
    -----------------------
    Robin Young
Title: President


ONEWORLD HOTEL DESTINATION SERVICE, INC.

By:  /s/Vincent AU
     ----------------------
     Vincent AU, CEO/director



VINCENT AU


/s/Vincent AU
---------------------
Vincent Au






[Signature Page to Share Exchange Agreement]




Schedule 1.01
ONEWORLD
Organization Documents

Attached are the following documents:

Certificate of Incorporation
Company Articles
Certificate of Good Standing
Officer's Certificate
Indemnity Agreement




Schedule 1.01 - Certificate of Incorporation

COMPANY ACT

CERTIFICATE OF INCORPORATION

I Hereby Certify that

ONEWORD HOTEL DESTINATION SERVICE INC.
Has this day been incorporated under the Company Act

Issued under my hand at Victoria, British Columbia
On July 19, 1999

JOHN S. POWELL
Registrar of Companies
PROVINCE OF BRITISH COLUMBIA
CANADA

SEAL


Schedule 1.01 - Company Articles

COMPANY ACT

ARTICLES
OF
ONEWORLD HOTEL DESTINATION SERVICE INC.

PART     ARTICLE     SUBJECT                                      PAGE
1                     INTERPRETATION                                1
           1.1        Definition
           1.2        Construction of Words
           1.3        Construction of Words
           1.4        Company Act Definitions Applicable

2                     SHARES AND SHARE CERTIFICATES               1-2
           2.1        Forms of Certificate
           2.2        Member entitled to Certificate
           2.3        Replacement of Los or Defaced Certificate
           2.4        Consolidation of Certificates
           2.5        Fee for Certificates
           2.6        Recognition of Trusts

3                     ALLOTMENT AND ISSUE OF SHARES               2-3
           3.1        Directors Authorized
           3.2        Commissions and Brokerage

4                     SHARE TRANSFERS                               3
           4.1        Transferability and Instrument of Transfer
           4.2        Submission of Instruments of Transfer
           4.3        Authority in Instrument of Transfer
           4.4        Enquiry as to Title not Required
           4.5        Transfer Fee
           4.6        Branch Registers

5                     TRANSMISSION OF SHARES                        3
           5.1        Personal Representative Recognized on
                       Death and Persons in Representative
                       Capacity

6                     ALTERATION OF CAPITAL                         4
           6.1        Ordinary Resolution Required
7                     PURCHASE OF SHARES
           7.1        Company Authorized to Purchase its Shares

8                     BORROWING POWERS                             4-5
           8.1        Powers of Directors
           8.2        Negotiability of Debt Obligations
           8.3        Special Rights on Debt Obligations
           8.4        Execution of Debt Obligations

9                     GENERAL MEETINGS                               5
           9.1        General Meetings
           9.2        Classification of General Meetings
           9.3        Calling of Meetings


           9.4        Notice of General Meetings
           9.5        Waiver of Notice
           9.6        Notice of Special Business At General Meeting

10                    PROCEEDINGS                                  5-7
          10.1        Special Business
          10.2        Quorum
          10.3        Requirement of Quorum
          10.4        Lack of Quorum
          10.5        Chairman
          10.6        Adjournments
          10.7        Decisions by Show of Hands or Pol;
          10.8        Resolution Need Not be Seconded
          10.9        Casting Vote
         10.10        Manner of Taking Poll
         10.11        Splitting Votes
         10.12        Demand for Poll
         10.13        Demand for Poll Not to Prevent Continuance of
                       Meeting

11                    VOTES OF MEMBERS                             7-9
          11.1        Number of Votes Per Share or Member
          11.2        Votes by Joint Holders
          11.3        Representative of a Corporate Member
          11.4        Appointment by Proxyholders
          11.5        Execution of Proxy Instrument
          11.6        Qualification of Proxyholder
          11.7        Deposit of Proxy
          11.8        Validity of Proxy Vote
          11.9        Form Proxy

12                    DIRECTORS                                     9
          12.1        General Authority
          12.2        Number of Directors
          12.3        Share Qualification of Directors
          12.4        Remuneration and Expenses of Directors
          12.5        Right to Office and Contract with Company
          12.6        Director Acting in Professional Capacity
          12.7        Alternate Directors

13                    RETIREMENT AND ELECTION OF DIRECTORS         10
          13.1        Election and Retirement
          13.2        Appointments and Elections
          13.3        Filing a Casual Vacancy

14                    PROCEEDINGS OF DIRECTORS                   10-12
          14.1        Meetings - Quorum- Chairman
          14.2        Call and Notice of Meetings
          14.3        Meetings by Conference Telephone
          14.4        Competence of Quorum
          14.5        Appointment of Executive Committee
          14.6        Executive Committee Authority
          14.7        Other Committees
          14.8        Validity of Meeting Where Directorship
                       Deficient
          14.9        Majority Rule and Casting Vote
         14.10        Resolution in Writing

15                    OFFICERS                                    12
          15.1        President and Secretary Required
          15.2        Directors Authority to Appoint

16                    EXECUTION OF DOCUMENTS                      12
          16.3        Seal Optional
          16.4        Official Seal
          16.5        Affixing of Seal to Documents

17.                   DIVIDENDS                                   13
          17.6        Declaration of Dividends
          17.7        Dividend Bears No Interest
          17.8        Payment in Specie and Fractional Interests
          17.9        Capitalization
         17.10        Payment of Dividends

18.                   ACCOUNTING RECORDS                          13
          18.1        Accounts to be Kept
          18.2        Location of Accounts
          18.3        Inspection of Accounts

19.                   NOTICES
1         19.1        Method of Giving Notice
          19.2        Notice to Joint Holders
          19.3        Notice to Personal Representatives
          19.4        Date Notice Deemed Efective
          19.5        Computation of Notice
          19.6        Persons to Receive Notice

20.                   INDEMNIFICATION AND PROTECTION OF DIRECTORS,
                      OFFICERS, EMPLOYEES AND CERTAIN AGENTS      14-15
          20.1        Party to Legal Proceedings
          20.2        Officers - Employees, - Agents
          20.3        Non-Compliance Does Not Invalidate Indemnity
          20.4        Company May Purchase Insurance
          20.5        Company Act Restrictions Apply-Invalid
                        Provisions severable

21                    PROHIBITIONS                                   15
          21.1        Transfer Restricted
          21.2        Membership Restricted
          21.3        Public Offering Prohibited

22                    RESTRICTIONS ON SHARE TRANSFERS             16-17
          22.1        Directors May Decline to Approve Transfer
          22.2        Offer to Other Members



COMPANY ACT

ARTICLES
OF
ONEWORLD HOTEL DESTINATION SERVICE INC.

PART     ARTICLE     SUBJECT                                      PAGE
1                     INTERPRETATION                                1
           1.1        Definition
           1.2        Construction of Words
           1.3        Construction of Words
           1.4        Company Act Definitions Applicable

2                     SHARES AND SHARE CERTIFICATES               1-2
           2.1        Forms of Certificate
           2.2        Member entitled to Certificate
           2.3        Replacement of Los or Defaced Certificate
           2.4        Consolidation of Certificates
           2.5        Fee for Certificates
           2.6        Recognition of Trusts

3                     ALLOTMENT AND ISSUE OF SHARES               2-3
           3.1        Directors Authorized
           3.2        Commissions and Brokerage

4                     SHARE TRANSFERS                               3
           4.1        Transferability and Instrument of Transfer
           4.2        Submission of Instruments of Transfer
           4.3        Authority in Instrument of Transfer
           4.4        Enquiry as to Title not Required
           4.5        Transfer Fee
           4.6        Branch Registers

5                     TRANSMISSION OF SHARES                        3
           5.1        Personal Representative Recognized on
                       Death and Persons in Representative
                       Capacity

6                     ALTERATION OF CAPITAL                         4
           6.1        Ordinary Resolution Required
7                     PURCHASE OF SHARES
           7.1        Company Authorized to Purchase its Shares

8                     BORROWING POWERS                             4-5
           8.1        Powers of Directors
           8.2        Negotiability of Debt Obligations
           8.3        Special Rights on Debt Obligations
           8.4        Execution of Debt Obligations

9                     GENERAL MEETINGS                               5
           9.1        General Meetings
           9.2        Classification of General Meetings
           9.3        Calling of Meetings
           9.4        Notice of General Meetings
           9.5        Waiver of Notice
           9.6        Notice of Special Business At General Meeting

10                    PROCEEDINGS                                  5-7
          10.1        Special Business
          10.2        Quorum
          10.3        Requirement of Quorum
          10.4        Lack of Quorum
          10.5        Chairman
          10.6        Adjournments
          10.7        Decisions by Show of Hands or Pol;
          10.8        Resolution Need Not be Seconded
          10.9        Casting Vote
         10.10        Manner of Taking Poll
         10.11        Splitting Votes
         10.12        Demand for Poll
         10.13        Demand for Poll Not to Prevent Continuance of
                       Meeting

11                    VOTES OF MEMBERS                             7-9
          11.1        Number of Votes Per Share or Member
          11.2        Votes by Joint Holders
          11.3        Representative of a Corporate Member
          11.4        Appointment by Proxyholders
          11.5        Execution of Proxy Instrument
          11.6        Qualification of Proxyholder
          11.7        Deposit of Proxy
          11.8        Validity of Proxy Vote
          11.9        Form Proxy

12                    DIRECTORS                                     9
          12.1        General Authority
          12.2        Number of Directors
          12.3        Share Qualification of Directors
          12.4        Remuneration and Expenses of Directors
          12.5        Right to Office and Contract with Company
          12.6        Director Acting in Professional Capacity
          12.7        Alternate Directors

13                    RETIREMENT AND ELECTION OF DIRECTORS         10
          13.1        Election and Retirement
          13.2        Appointments and Elections
          13.3        Filing a Casual Vacancy

14                    PROCEEDINGS OF DIRECTORS                   10-12
          14.1        Meetings - Quorum- Chairman
          14.2        Call and Notice of Meetings
          14.3        Meetings by Conference Telephone
          14.4        Competence of Quorum
          14.5        Appointment of Executive Committee
          14.6        Executive Committee Authority
          14.7        Other Committees
          14.8        Validity of Meeting Where Directorship
                       Deficient
          14.9        Majority Rule and Casting Vote
         14.10        Resolution in Writing

15                    OFFICERS                                    12
          15.1        President and Secretary Required
          15.2        Directors Authority to Appoint

16                    EXECUTION OF DOCUMENTS                      12
          16.3        Seal Optional
          16.4        Official Seal
          16.5        Affixing of Seal to Documents

17.                   DIVIDENDS                                   13
          17.6        Declaration of Dividends
          17.7        Dividend Bears No Interest
          17.8        Payment in Specie and Fractional Interests
          17.9        Capitalization
         17.10        Payment of Dividends

18.                   ACCOUNTING RECORDS                          13
          18.1        Accounts to be Kept
          18.2        Location of Accounts
          18.3        Inspection of Accounts

19.                   NOTICES
1         19.1        Method of Giving Notice
          19.2        Notice to Joint Holders
          19.3        Notice to Personal Representatives
          19.4        Date Notice Deemed Efective
          19.5        Computation of Notice
          19.6        Persons to Receive Notice

20.                   INDEMNIFICATION AND PROTECTION OF DIRECTORS,
                      OFFICERS, EMPLOYEES AND CERTAIN AGENTS      14-15
          20.1        Party to Legal Proceedings
          20.2        Officers - Employees, - Agents
          20.3        Non-Compliance Does Not Invalidate Indemnity
          20.4        Company May Purchase Insurance
          20.5        Company Act Restrictions Apply-Invalid
                        Provisions severable

21                    PROHIBITIONS                                   15
          21.1        Transfer Restricted
          21.2        Membership Restricted
          21.3        Public Offering Prohibited

22                    RESTRICTIONS ON SHARE TRANSFERS             16-17
          22.1        Directors May Decline to Approve Transfer
          22.2        Offer to Other Members




COMPANY ACT
ARTICLES
Of
ONEWORLD HOTEL DESTINATION SERVICE INC.

PART 1 - INTERPRETATION
1.1 Definition. In these Articles, unless the context otherwise requires:

(a) "Board of Directors" or "Board" or "the directors" means the directors or the sole director of the Company for the time being;
(b) "Company Act" means the Company Act of the Province of British Columbia from time to time in force and all amendments thererto and includes all regulations and amendments thereto made pursuant to that Act;

(c) "registered address" of a member means his address as recorded in the register of members to be kept pursuant to the Company Act;

(d) "registered address" of a director means his address as recorded in the register of directors to be kept pursuant to the Company Act.

1.2 Construction of Words. Expressions referring to writing shall be construed as including references to printing, lithography, typewriting, photography and other modes of representing or reproducing words in a visible form.

1.3 Construction of Words. Words importing the singular include the plural and vice versa, and words importing a male person include a female person and a corporation.

1.4 Company Act Definition Applicable. The definitions contained in the Company Act shall, with the necessary changes and so far as applicable, apply to these Articles.

PART 2 - SHARES AND SHARE CERTIFICATES

2.1 Form of Certificates. Every share certificate issued by the Company shall be in such form as the directors approve and shall comply with the Company Act.

2.2 Member entitled to Certificate. Any share certificate may be mailed by registered mail, postage prepaid, to the member entitled thereto at his registered address and the Company shall not be liable for any loss occasioned to the member if that share is lost or stolen. In respect of a share held jointly by several persons, delivery of a certificate for that share to one of several joint holders or to his duly authorized agent shall be sufficient delivery to all.

2.3 Replacement of Los or Defaced Certificate. If a share certificate:

  (a) is worn out or defaced, the directors may, upon production to them of that certificate and upon such other terms, if any, as they may think fit, order the certificate to be cancelled and may issue a new certificate in lieu thereof;

  (b) is lost, stolen or destroyed, then upon proof thereof, to the satisfaction of the directors, and upon such indemnity and security therefore, if any, as the directors deem adequate being given, a new share certificate in place, thereof shall be issued to the person entitled to the lost, stolen or destroyed certificate;

  (c) represents more than one share and the registered owner thereof surrenders it to the Company with a written request that the Company issue, registered in his name, two or more certificates each representing a specified number of shares and in the aggregate representing the same number of shares as the certificate so surrendered, the Company shall cancel the certificate so surrendered and issue in place thereof certificates in accordance with the request.

2.4 Consolidation of Certificates. If two or more certificates are surrendered by the registered owner thereof to the Company together with a written request that the Company issue one certificate registered in his name representing the aggregate of the shares represented by the certificates so surrendered, the Company shall cancel the certificates so surrendered and issued in place thereof one certificate in accordance with the request.

2.5 Fee for Certificates. There shall be paid to the Company in respect of the issue of any certificate pursuant to Articles 2.3 or 2.4 hereof such sum, if any as the directors may from time to time prescribe.

2.6 Recognition of Trusts. Except as required by law or statute or these Articles, no person shall be recognized by the Company as holding any share upon any trust and the Company shall not be bound by or completed in any way to recognize (even when having notice thereof) any equitable , contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by law or statue or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the member.

PART 3 - ALLOTMENT AND ISSUE OF SHARES

3.1 Directors Authorized. Subject to the requirements of the Company Act with respect to pro rata offerings (if applicable) and otherwise and subject to any direction to the contrary contained in a resolution passed at a general meeting authorizing any increase of capital, the allotment and issue of shares, whether in the original or any increased capital of the Company, shall e under the control of the directors who may allot, otherwise dispose of or grant options on shares authorized but not yet allotted at any time, to any person including a director, in the manner, upon the terms and conditions and at the price or for the consideration as the directors, in their absolute discretion, may determine.

3.2 Commissions and Brokerage. The directors may pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in the Company or procuring or agreeing to procure subscriptions, whether absolutely or conditionally, for any shares in the Company, provided that the rate of the commission or discount shall not in the aggregate exceed 25% of the subscription price of those shares or an amount equivalent to that percentage. The directors may also pay such brokerage as may be lawful.

PART 4 - SHARE EXCHANGE

4.1 Transferability and Instrument of Transfer. Subject to the restrictions, if any, set forth in these Articles, any member may transfer his shares by instrument in writing executed by or on behalf of that member and delivered to the Company or its transfer agent. The instrument of transfer of any share of the Company shall be in the form, if any, provided on the back of the Company's form of share certificate or in any other form which the directors may approve. If the directors so require, each instrument of transfer shall be in respect of only one class of share.

4.2 Submission of Instruments of Transfer. Every instrument of transfer shall be executed by the transferor and left at the registered office of the Company or at the office of its transfer agent or registrar for registration, together with the share certificate for the shares to be transferred and such other evidence, if any, as the directors or the transfer agent or registrar may require to prove the title of the transferor or his right to transfer the shares. All instruments of transfer where the transfer is registered shall be retained by the Company or its transfer agent or registrar and any instrument of transfer, where the transfer is not registered, shall be returned to the person depositing it together with the share certificate which accompanied it when tendered for registration.

4.3 Authority in Instrument of Transfer. The signature of a member or of his duly authorized attorney on the instrument of transfer constitutes an authority to the Company to register the shares specified in the instrument of transfer in the name of the person name d in that instrument of transfer as transferee or if no person is so named, then in any name designated in writing by the person depositing the share certificate and the instrument of transfer with the Company or its transfer agent or registrar.

4.4 Enquiry as to Title not Required. Neither the Company nor any of its directors, officers or agents shall be bound to enquire into any title of the transferee of any shares to be transferred and none of them shall be liable to any person for registering the transfer.

4.5 Transfer Fee. There shall be paid to the Company in respect of the registration of any transfer such sum, if any, as the directors may from time to time prescribe.

4.6 Branch Registers. The Company, if a reporting company, may keep outside the Province of British Columbia branch registers of members.

PART 5 - TRANSMISSION OF SHARES

5.1 Personal Representative Recognized on Death and Persons in Representative Capacity. Where there are joint members in respect of a share and in the case of the death or bankruptcy of one of the joint members, the legal personal representative of the deceased or the trustee in bankruptcy of the bankrupt member, as the case may be, and the surviving joint member shall be the only persons recognized by the Company as having any title to or interest in the shares so held jointly.

PART 6 - ALTERATION OF CAPITAL

6.1  Ordinary Resolution Required.  The Company may by ordinary resolution amend its memorandum to increase the share capital of the
Company by:

(a) creating shares with par value or shares without par value, or both;

(b) increasing the number of shares with par value or shares without par value, or both;
  Or

(c) increasing the par value of a class of shares with par value, if no shares of that class are issued.

PART 7 - PURCHASE OF SHARES

7.1 Company Authorized to Purchase its Shares. Subject to the provisions of the Company Act with respect to pro rata purchase and to the special rights and restrictions attached to any class of share, the Company may, by a resolution of the directors purchase any of the its shares at the price and upon the terms specified in that resolution. The Company may, by a resolution of the directors, sell any of its shares so purchased at the price and upon the terms specified in that resolution. The Company may, by a resolution of the directors, surrender by way of gift any of its shares purchased by the Company.

PART 8 - BORROWING POWERS

8.1 Powers of Directors. The directors may from time to time at their discretion authorize the Company to:

(a)  borrow any sum of money;

(b) guarantee the repayment of any sum of money borrowed by any person or corporation; and

(c) guarantee the performance of any obligation of any person or corporation;

And may raise or secure the repayment of any sum of money so borrowed or guaranteed or any obligation so guaranteed in any manner and upon any terms and conditions as they may think fit and in particular and without limiting the generality of the foregoing by the issue of bonds, debentures or other debt obligations or by the granting of any mortgages or other security on the undertaking of the whole or any part of the property of the Company, both present and future.

8.2 Negotiability of Debt Obligations. The directors may make any bonds, debentures or other debt obligations issued by the Company but their terms assignable free from any equities between the Company and the person to whom they may be issued or any other person who lawfully acquires them by assignment, purchase or otherwise.

8.3 Special Rights on Debt Obligations. The directors may authorize the issue of any bonds, debentures or other debt obligations of the Company at a discount, premium or otherwise and with special or other rights or privileges as to redemption, surrender, drawings, allotment of or conversion into or exchange for shares, attending at general meetings of the Company and otherwise as the directors may determine at or before the time of issue.

8.4 Execution of Debt Obligations. If the directors so authorize or if any instrument under which any bonds, debentures or other debt obligations of the Company are issued so provides any bonds, debentures and other debt obligations of the Company, instead of being manually signed by the directors or officers authorized in that behalf, may have the facsimile signatures of those directors or officers printed or otherwise mechanically reproduced thereon and in either case shall be as valid as if signed manually and every bond, debenture or other debt obligation so bearing facsimile signatures of directors or officers of the Company shall be manually signed, countersigned or certified by or on behalf of a registrar, branch registrar, transfer agent or branch transfer agent of the Company duly authorized by the directors or the instrument under which such bonds, debentures or other debt obligations are issued so to do. Notwithstanding that any person whose facsimile signature is so used shall have ceased to hold the office that he is stated on any bond, debenture or other debt obligation to hold at the date of the actual issue thereof that bond, debenture or other debt obligation shall be valid and binding on the Company.

PART 9 - GENERAL MEETINGS

9.1 General Meetings. Every general meeting shall be held at such time and place as the directors may determine.

9.2 Classification of General Meetings. Every general meeting, other than an annual general meeting, shall be called an extraordinary general meeting.

9.3 Calling of Meetings. The directors may whenever they think fit convene an extraordinary general meeting.

9.4 Notice of General Meetings. Notice of a general meeting shall specify the time and place of the meeting and in case of special business the general nature of that business. The accidental omission to give notice of any meeting to or the non-receipt of any such notice by any person as may be law or under these Articles be entitled to that notice shall not invalidate any proceedings at that meeting.

9.5 Waiver of Notice. Members entitled to notice of a general meeting may waive the requirement of notice convening the meeting by unanimous consent in writing and may do so before, during or after the meeting.

9.6 Notice of Special Business At General Meeting. If any special business includes the presenting, considering, approving, ratifying or authorizing the execution of any document, then the portion of any notice relating to that document is sufficient if it states that a copy of the document or proposed document is or will be available for inspection by members at a place in the Province of British Columbia specified in that notice during business hours in any working day or days prior to the date of the meeting.

PART 10 - PROCEEDINGS AT GENERAL MEETINGS

10.1 Special Business. All business at a general meeting shall be deemed to be special business except the consideration of the financial statements and the reports of the directors and auditors, the election of directors, the appointment of the auditors and much other business as under these Articles ought to be transacted at an annual general meeting or any business which is brought under consideration by the report of the directors.

10.2 Quorum. Save as provided in Article 10.4, a quorum for a general meeting shall be two individuals who are members, proxy holders representing members or duly authorized representatives of corporate members personally present and representing shares aggregating not less than 10% of the issued shares of the Company entitled to be voted at that meeting.

10.3 Requirement of Quorum. No business other than the election of a chairman and the adjournment or termination of the meeting shall be transacted at any general meeting unless a quorum is present at the commencement of the meeting but the quorum need not be present throughout the meeting.

10.4 Lack of Quorum. If within 1/2 hour from the time appointed for a meeting a quorum is not present, the meeting:

(a)  if convened by requisition of the members, shall be terminated;
and
  (b) in any other case, unless the meeting shall be terminated, shall stand adjourned to the same day in the next week at the same time and place.

If at the adjourned meeting a quorum is not present within 1/2 hour from the time appointed, the member or members present in person, by proxy or by authorized representative shall be a quorum.

10.5 Chairman. The Chairman of the Board, if any, or in his absence the President shall be entitled to act as chairman at every general meeting. If at any general meeting the Chairman of the Board, if any, and the President are not present within 15 minutes after the time appointed for holding the meeting or if neither is willing to act as chairman, the directors present shall choose one of their number to act as chairman. If no director is present or if all the directors present decline to act as chairman or shall fail to so choose, the persons present shall choose one of their number to act as chairman.

10.6 Adjournments. The chairman of the meeting may, with the consent of any meeting at which a quorum is present and shall, if so directed by the meeting, adjourn the meeting from time to time and from place to place. No business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. If a meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of a general meeting. Save as aforesaid it shall not be necessary to give nay notice of an adjourned meeting or of the business to be transacted at any adjourned meeting.

10.7 Decisions by Show of Hands or Poll. Every question submitted to a general meeting shall be decided on a show of hands unless a poll is, before or on the declaration of the result of the show of hands, directed by the chairman or demanded by a member entitled to vote who is present in person, by proxy or by authorized representative. The chairman shall declare to the meeting the decision shall be entered in the minute book of the Company. A declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority and an entry to that effect in the minute book of the Company shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favor of or against that resolution.

10.8 Resolution Need Not be Seconded. No resolution proposed at a meeting need be seconded and the chairman of nay meeting shall be entitled to move or second a resolution.

10.9 Casting Vote. In case of an equity of votes upon a resolution, the chairman shall not, either on a show of hands or on a poll, have a casting vote in addition to the vote or votes to which he may be entitled as a member.

10.10 Manner of Taking Poll. Subject to Article 10.12, if a poll is duly demanded it shall be taken at once or in the manner and at the time, within seven days from the date of the meeting, and place as the chairman of the meeting shall direct. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded. A demand for a poll may be withdrawn. In the case of any dispute as to the admission or rejection of a vote the chairman shall conclusively determine whether the vote shall be admitted or rejected.

10.11 Splitting Votes. On a poll a member entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

10.12 Demand for Poll. A poll demanded on a question of adjournment shall be taken at the meeting without adjournment.

10.13 Demand for Poll Not to Prevent Continuance of Meeting. The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which a poll has been demanded.

Part 11 - VOTES OF MEMBERS

11.1 Number of Votes Per Share or Member. Subject to any special rights or restrictions for the time being attached to any share contained herein or in the Memorandum of the Company, on a show of hands every member present in person, by proxy or by authorized representative shall have one vote and on a poll every member entitled to vote on that poll shall have one vote for every share he holds.

11.2 Votes by Joint Holders. Where there are joint members registered in respect of any share, any one of the joint members may vote at any meeting in person, by proxy or by authorized representative in respect of the share as if he were solely entitled to it. If more than one of the joint members is present at any meeting in person, by proxy or by authorized representative, the joint member so present whose name stands first on the register of members in respect of the share shall alone be entitled to vote in respect of that share. For the purpose of this Article 11.2, several executors or administrators of a deceased member in whose sole name any share stands shall be deemed joint members.

11.3 Representative of a Corporate Member. A corporation, not being a subsidiary, that is a member may vote by its proxy holder or by its duly authorized representative who is entitled to speak and vote and in all other respects exercise the rights of a member.

11.4 Appointment of Proxyholders. A member holding more than one share in respect of which he is entitled to vote shall be entitled to appoint one or more proxyholders to attend, act and vote for him at the same general meeting and in so doing he shall specify the number of shares that each proxyholder shall be entitled to vote.

11.5 Execution of Proxy Instrument. A proxy or an instrument appointing a duly authorized representative of a corporation shall be in writing under the hand of the appointor or of his attorney or, if the appointor is a corporation, under the hand of a duly authorized officer or attorney of that corporation.

11.6 Qualification of Proxyholder. Any person of full age may act as proxyholder whether or not he is entitled on his own behalf to be present and to vote at the meeting at which he acts as proxyholder.
The proxy may authorize the person so appointed to act as proxyholder for the appointor for the period, at any meeting or meetings and to the extent permitted by the Company Act.

11.7 Deposit of Proxy. A proxy and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof shall be deposited at the registered office of the Company or at such other place as is specified for that purpose in the notice calling the meeting not less than 48 hours before the time for holding the meeting at which the person named in the proxy proposes to vote or shall be deposited with the chairman prior to the commencement of the meeting. In addition to any other method of depositing proxies provided for in these Articles the directors may from time to time make regulations:

(a) permitting the depositing of proxies at some place or places other than the place at which a meeting or adjourned meeting of members is to be held;

(b) providing the particulars of those proxies to be cabled or telegraphed or sent in writing before a meeting or an adjourned meeting to the Company or any agent of the Company for the purpose of receiving those particulars; and

(c) providing that particulars of those proxies may be voted as though the proxies themselves were produced to the chairman of the meeting or of the adjourned meeting as required by this Article 11.7.

11.8 Validity of Proxy Vote. A vote given in accordance with the terms of a proxy shall be valid notwithstanding the previous death, bankruptcy or insanity of the member or revocation of the proxy or of the authority under which the proxy was executed or the transfer of the share in respect of which the proxy is given, provided that prior to the meeting no notice in writing of the death, bankruptcy, insanity, revocation or transfer as aforesaid shall have been received at the register4ed office of the Company or by the chairman of the meeting or of the adjourned meeting at which the vote was given.

11.9 Form of Proxy. Unless in the circumstances the Company Act requires any other form of proxy, a proxy appointing a proxyholder, whether for a specified meeting or otherwise, shall be in the following form or in any other form that the directors shall approve:

                      (Name of Company)

The undersigned hereby appoint _____________________________- of
____________________- or filing him ______________________________- of
___________________________ as proxyholder for the undersigned to attend at and vote for and on behalf of the undersigned at the general meeting of the Company to be held on the ___ day of _______-, 19__, and at any adjournment of that meeting.

Signed this ____ day of ______________________, 19____.

___________________________________
(Signature of Member)

PART 12 - DIRECTORS

12.1 General Authority. Subject to these Articles the directors may exercise all powers and do all acts and things as the Company is by the Company Act, its Memorandum, these Articles or otherwise authorized to exercise and do and which are not by these Articles, by statute or otherwise lawfully directed or required to be exercised or done by the Company by special resolution or ordinary resolution.

12.2 Number of Directors. The number of directors may be determined by ordinary resolution. The number of directors may be changed from time to time by ordinary resolution whether previous notice thereof has been given or not. If at any time the Company becomes a reporting Company the number of directors fixed pursuant to these Articles is les than three, then the number of directors shall be deemed to have been increased to three.

12.3 Share Qualification of Directors. A director shall not be required to have any share qualification.

12.4 Remuneration and Expenses of Directors. The remuneration of the directors as such may from time to time be determined by the directors. Any remuneration of a director shall be in addition to any salary or other remuneration paid to him as an officer or employee of the Company. Every director shall be repaid such reasonable expenses as he may incur in and about the business of the Company. Other than remuneration for professional services described in Article 12.6 hereof, if any director shall perform any services for the Company that in the opinion of the directors are outside the ordinary duties of a director or if he shall be specifically occupied in or about the Company's business other than as a director, he may be paid a remuneration to be fixed by the directors. The remuneration so fixed may be either in addition to or in substitution for any other remuneration that he may be entitled to receive and the additional remuneration shall be charged as part of ordinary working expenses of the Company. Unless otherwise determined by ordinary resolution the directors may pay a gratuity or pension or allowance on retirement to any ordinary resolution the directors may pay a gratuity or pension or allowance on retirement to any ordinary resolution the directors may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company, to his spouse or to his dependants and they may also make any contributions to any fun and pay premiums for the purchase or provision of any gratuity, pension or allowance in respect of that director.

12.5 Right to Office and Contract with Company. A director may hold any office or place of profit in the Company other than auditor, in conjunction with his officer of director for the period and on such terms as the directors may determine. Subject to compliance with the Company Act, no director or intended director shall be disqualified by his officer form contracting with the Company with regard to his tenure of office or place of profit or as vendor, purchaser or otherwise.

12.6 Director Acting in Professional Capacity. Any director may act by himself or his firm in a professional capacity for the Company and he or his firm shall be entitled to remuneration for professional services as if he were not a director.

12.7 Alternate Directors. Any director may from time to time appoint any person who is approved by resolution of the directors to be his alternate director provided that that approval shall not be required if a director is appointed alternate director for another director. The appointee, while he holds office as an alternate director, shall be entitled to notice of meetings of the directors and, in the absence of the director for whom he is an alternate, to attend and vote thereat as a director and shall not be entitled to be remunerated otherwise than out of the remuneration of the director appointing him. Any director may make or revoke an appointment of his alternate director by notice in writing, by telegram or by cable to be delivered or addressed, postage or other charges by notice in writing, by telegram or by cable to be delivered or addressed, postage or other charges prepaid, to the registered office of the Company. A person may act as an alternate for more than one director at any given time and a director may act as an alternate director for any other director. No person shall act as an alternate director unless he qualifies under the Company Act to act as a director of the Company.

PART 13 - REITREMENT AND ELECTION OF DIRECTORS

13.1 Election and Retirement. The members may elect or appoint directors at any tine and from time to time.

13.2 Appointments and Elections. At each annual general meeting all the directors shall retire and the members shall elect or appoint a Board of Directors consisting of the number of directors for the time being fixed pursuant to these Articles. If the Company is not a reporting company and in lieu of holding any annual general meeting all the members entitled to attend and vote at that meeting consent in writing to all the business required to be transacted at that meeting including the election or appointment of directors, all the directors in office prior to the effective date of that consent in writing shall be deemed to have retired on that date. Any retiring director shall be eligible for re-election or re-appointment.

13.3 Filling a Casual Vacancy. The directors may at any time and from time to time appoint any person as a director to fill a casual vacancy on the Board or a vacancy resulting from an increase of the number of directors, except where the members have done so pursuant to Article 13.1

PART 14 - PROCEEDINGS OF DIRECTORS

14.1 Meetings - Quorum - Chairman. The directors may meet together at such places as they think fit for the dispatch of business and may adjourn and otherwise regulate their meetings and proceedings as they think fit. The directors may from time to time fix the quorum necessary for the transaction of business and unless so fixed the quorum shall be a majority of the Board. The Chairman of the Board, if any, or in his absence the President of the Company shall be entitled to act as chairman of every meeting of the Board but if any meeting the Chairman of the Board, if any, and the President shall not be represent within 15 minutes after the time appointed for holding the meeting, or if neither is willing to act as chairman, the directors present shall choose one of their number to act a chairman. A director interested shall be counted in an quorum notwithstanding his interest. An alternate director who is entitled to attend a meeting of the directors shall be counted in the quorum for that meeting.

14.2 Call and Notice of Meetings. A director may at any time and the Secretary upon the written request of a director shall call a meeting of the directors. Notice thereof specifying the time and place of that meeting may be mailed, postage prepaid, addressed to each of the directors at his registered address or may be given to each director either personally or by leaving it at his usual business or residential address, or by telegram, telex or other method of transmitting visually recorded messages or by telephone. Notices shall be given at least 48 hours before the time appointed for holding the meeting or such lesser time as may be reasonable under the circumstances. It shall not be necessary to give to any director notice of a meeting of directors immediately following a general meeting at which that director has been elected or notice of a meeting of directors at which that director was appointed. Accidental omission to give notice of a meeting of directors to or the non-receipt of notice by any director shall not invalidate the proceedings at that meeting.

14.3 Meetings by Conference Telephone. The directors or any committee thereof may hold meetings by means of conference telephone or any other communication facility whereby all persons participating in the meeting can hear each other and make themselves heard, provided that all such persons agree to such participation. Subject to the foregoing, a meeting of the directors or any committee thereof shall be deemed to have been held provided all participants have agreed at the commencement thereof that such communication shall be considered to be a meeting of the directors or a committee thereof, as the case may be. A director participating in a meeting in accordance with this Article shall be deemed to be present thereat and to have so agreed and shall be counted in the quorum therefore and shall be entitled to speak and vote thereat.

14.4 Competence of Quorum. A meeting of the directors at which a quorum is present shall be competent to exercise all or any of the authorities, powers and discretions for the time being vested in or exercisable by the directors.

14.5 Appointment of Executive Committee. The directors may from time to time elect from their number an Executive Committee and may dissolve or reconstitute the Executive Committee and make regulations in regard thereto.

14.6 Executive Committee Authority. During intervals between meetings of the directors the Executive Committee, if any, shall possess and may exercise, subject to any restrictions, limitations or regulations imposed by the directors, all the powers of the directors in the management and direction of the operations of the Company, save and except only those acts that are required by law to be performed by the Board of Directors and shall exercise those powers in accordance with specific directions given by the Board of Directors and in the absence of any such direction, in the manner as the Executive Committee may think fit6.

14.7 Other Committees. The directors may from time to time by resolution constitute, dissolve or reconstitute standing committees and other committees consisting of such persons as the directors may determine. Every committee so constituted shall have the authorities, powers and discretions which may be delegated to it by the directors and shall act in accordance with regulations which the directors may impose upon it.

14.8 Validity of Meeting Where Directorship Deficient. All acts done by any director or by any member of a committee constituted by the directors shall, notwithstanding that it is discovered afterwards that there was some defect in the appointment of any person so acting or that he was disqualified, be valid.

14.9 Majority Rule and Casting Vote. Questions arising at any meeting of the directors shall be decided by a majority of votes. In case of an equality of votes the chairman shall not have a casting vote.

14.10 Resolution in Writing. A resolution consented to in writing by every director or every member of any committee constituted by the directors shall be as valid as if it had been passed at a duly called and held meeting of directors or of that committee, as the case may be. The resolution may be in counterparts each consented to in writing by one director or more than one director or one member or more than one member of the committee, as the case may be, which together shall be deemed to constitute one resolution.

PART 15 - OFFICERS

15.1 President and Secretary Required. The directors shall appoint or elect a President and a Secretary and may appoint or elect such other officers of the Company as they may think fit, none of whom other than the Chairman of the Board, if any, and the President need be a director.

15.2 Directors Authority to Appoint. The officers of the Company shall be appointed or elected on such terms and conditions as the directors may think fit.

PART 16 - EXECUTION OF DOCUMENTS

16.1 Seal Optional. The directors may provide a common seal for the Company and may provide for its use. The directors shall have power to destroy the common seal and may provide a new common seal.

16.2 Official Seal. The directors may provide for use in any other province, state, territory or country an official seal which shall have on its face the name of the province, state, territory or country where it is be used.

16.3 Affixing of Seal to Documents. The directors shall provide for the safe custody of each o the Company's seals, if any, which shall not be affixed to any instrument except by the authority of a resolution of the directors and by such person or persons as may be prescribed in and by that resolution and the person or persons so prescribed shall sign every instrument to which the seal of the Company is affixed in his or their presence, provided that a resolution directing the general use of the seal, if any, may at any time be passed by the directors and shall apply to the use of that seal until countermanded by another resolution of the directors. In the absence of any resolution so authorizing the use of any seal, any seal of the Company may be affixed to any document that requires the seal of the Company in the presence of all the directors.

PART 17 - DIVIDENDS

17.1 Declaration of Dividends. The directors may declare dividends and fix the date of record therefore and the date for payment thereof. No date of record for any dividend shall precede the date of payment thereof by more than the maximum number of days permitted by the Company Act. No notice need be given of the declaration of any dividend. If no valid date of record is fixed, the date of record shall be deemed to be the same date as the date of payment of the dividend.

17.2 Dividend Bears No Interest. No dividend shall bear interest against the Company.



17.3 Payment in Specie and Fractional Interests. The directors may direct payment of any dividend wholly or partly by the distribution of specific assets or of paid-up shares or bonds, debentures or other debt obligations of the Company or in any one or more of those ways and where any difficulty arises in regard to the distribution the directors may settle the same as they think fit. The directors may fix the value for distribution of specific assets and may vest any of those specific assets in trustees upon such trusts for the persons entitled thereto as the directors think fit. Notwithstanding the foregoing, if any dividend results in any member being entitled to a fraction of a share, bond, debenture or other debt obligation of the Company, the directors may pay that member in place of that fraction of a share, bond, debenture or other debt obligation the cash equivalent thereof. The directors may arrange through a fiscal agent or otherwise for the sale, consolidation or other disposition of fractions of shares, bonds, debentures or other debt obligations of the Company on behalf of members entitled thereto.

17.4 Capitalization. Notwithstanding anything contained in these Articles the directors may capitalize any retained or other amounts available for distribution to the members of the Company.

17.5 Payment of Dividends. Any dividend payable in cash by the Company may be paid by cheque or warrant mailed to the registered address of the member or in the case of joint members to the registered address of the joint member first named on the register of members or to such person or to such address as any member may direct in writing. Every cheque or warrant shall be made payable to the order of the person to whom it is sent and in the case of joint members to those joint members.

PART 18 - ACCOUNTING RECORDS

18.1 Accounts to be Kept. The directors shall cause accounting records to be kept as necessary to record properly the financial affairs and condition of the Company and to comply with the provisions of statutes applicable to the Company.

18.2 Location of Accounts. The directors shall determine the place at which the accounting records of the Company shall be kept and those records shall be open to the inspection of any director during the normal business hours of the Company.

18.3 Inspection of Accounts. Unless otherwise determined by ordinary resolution no member as such shall have the right to inspect the accounting records of the Company.

PART 19 - NOTICES

19.1 Method of Giving Notice. A notice may be given to any member or director either personally or by sending it by mail, postage prepaid, addressed to the member or director at his registered address.

19.2 Notice to Joint Holders. A notice may be given by the Company to joint members in respect of a share registered in their names by giving the notice to the joint member first name in the register of members in respect of that share.

19.3 Notice to Personal Representatives. A notice may be given by the Company to the person entitled to a share in consequence of the death or bankruptcy of a member by sending it by mail, postage prepaid, addressed to him by name or by the title of personal representative of the deceased or trustee in bankruptcy of the bankrupt or by any like description as the case may be, at the address, if any, supplied for that purpose by the person claiming to be so entitled and until that address has been so supplied any notice may be given by the Company in any manner in which it might have been given if the death or bankruptcy had not occurred and notice so given shall be sufficient notice to the personal representative or the trustee in bankruptcy, as the case may be.

19.4 Date Notice Deemed Effective. If a notice or document is sent by mail, postage prepaid, service thereof shall be deemed to have been effected on the day, Saturdays and holidays excepted, following the date of mailing.

19.5 Computation of Notice. If a number of days' notice required to be given, the day of service and the day of the meeting, act or event shall not be counted in the number of days required. This Article 19.5 shall not apply to a notice calling a meeting of directors pursuant to
Article 14.2

19.6 Persons to Receive Notice. Notice of every general meeting shall be given in the manner authorized by these Articles to:
(a) every member holding a share or shares carrying the right to vote at that meeting on the record date or, if no record date was established by the directors, on the date o the mailing;
(b) the personal representative of a deceased member if entitled to notice by the Company Act;
(c) the trustee in bankruptcy of a bankrupt member if entitled to notice by the Company Act; and
(d) the auditor.

No other person is entitled to receive notices of general meetings.

PART 20 - INDEMNIFICATION AND PROTECTION OF DIRECTORS OFFICERS,
EMPLYEES AND CERTAIN AGENTS

20.1 Party to Legal Proceedings. The Company shall indemnify a director or former director of the Company and his heirs and personal representatives and the directors may cause the Company to indemnify a director or former director of a corporation of which the Company is or was a shareholder and his heirs and personal representatives against all costs, charges and expenses, including any amount paid to settle an action or satisfy a judgment, actually and reasonable incurred by him including any amount paid by him to settle an administrative action or proceeding to which he is made a party by reason of his being or having been a director of the Company or a director of that corporation, including any action brought by the Company or that corporation. The Company shall apply to the Court for all approvals of the Court which may be required to make the indemnity herein effective and enforceable. Every person on being elected or appointed a director shall be deemed to have contracted with the Company on the terms of the foregoing indemnity.

20.2 Officers - Employees - Agents. The directors may cause the Company to indemnify any officer, employee or agent of the Company or of a corporation of which the Company is or was a shareholder, notwithstanding that he may also be a director, and his heirs and personal representatives against all costs, charges and expenses whatsoever incurred by him and resulting from his acting as an officer, employee or agent of the Company or that corporation. In addition, the Company shall indemnify the Secretary and any Assisted Secretary of the Company, notwithstanding that any of them may also be a director and their respective heirs and personal representatives against all costs, charges and expenses whatsoever incurred by any of them and arising out of the duties assigned to the Secretary by the Company Act or these Articles and each person on being elected or appointed Secretary or Assistant Secretary shall be deemed to have contracted with the Company on the terms of the foregoing indemnity.

20.3 Non-Compliance Does Not Invalidate Indemnity. The failure of a director or officer of the Company to comply with the Company Act, the Memorandum of the Company or these Articles shall not invalidate any indemnity to which he is entitled under this Part 20.

20.4 Company May Purchase Insurance. The directors may cause the Company to purchase and maintain insurance for the benefit of any person who is or was serving as a director, officer, employee or agent of the Company or as a director, officer, employee or agent of any corporation of which the Company is or was a shareholder and his heirs and personal representatives against any liability incurred by him in that capacity.

20.5 Company Act Restrictions Apply - Invalid Provisions Severable. The provisions of this part 20 shall be subject in all respects to the Company Act and if by reason thereof any of these Articles shall be void, illegal or invalid the remaining provisions of these Articles shall be construed and take effect as if that void, illegal or invalid provision had never been contained herein.

PART 21 - PROHIBITIONS

21.1 Transfers Restricted. No transfer of shares shall be entered in the register of members without prior approval of the directors.

21.2 Membership Restricted. The number of members of the Company at any time exclusive of persons who are in the employment of the Company and of persons who were members while in the employment of the Company and continue to be members after the termination of their employment, shall not exceed 50. For purposes of this article, two or more persons holding one or more shares jointly shall be counted as a single shareholder.

21.3 Public Offering Prohibited. The Company shall not offer shares, bonds, debentures or debt obligations issued by it to the public for subscription.



PART 22 - RESTRICTION ON SHARE TRANSFERS

22.1 Directors May Decline to Approve Transfer. Notwithstanding anything contained in these Articles the directors may in their absolute discretion decline to approve any transfer of shares and shall not be required to disclose their reasons therefore.

22.2 Offer to Other Members. Subject to Article 22.1 shares in the capital of the Company shall not be transferred except under the following conditions:

(a) A person (herein called the "proposing transferor") desiring to transfer any shares in the Company shall give notice in writing (herein called the "transfer notice") to the Company that he desires to transfer those shares. The transfer notice shall specify the price which shall be expressed in lawful money of Canada and the terms of payment upon which the proposing transferor is prepared to transfer those shares and shall constitute the Company his agent for the sale thereof to any member or members of the Company at the price and upon the terms of payment so specified. The transfer notice shall also state whether the proposing transferor has had an offer to purchase those shares or any of them from or proposes to sell those shares or any of them to any particular person or persons who are not members and if so, the names and addresses of those persons shall be specified in the transfer notice. The transfer notice shall constitute an offer by the proposing transferor to the other members of the Company holding shares in the class or classes included in the transfer notice and shall not be revocable except with the sanction of the directors. If the transfer notice pertains to shares of more than one class, then the price and terms of payment for each class of shares shall be stated separately in the transfer notice.

(b) The directors shall forthwith upon receipt of the transfer notice transmit a copy of it to each member, other than the proposing transferor, holding shares of the class or classes set forth in the transfer notice and request that member to state in writing within 28 days from the date of the transfer notice whether he is willing to purchase any of the shares offered in the transfer notice and if so, the maximum number he is willing to purchase. A member shall only be entitled to purchase shares of the class or classes of shares held by him.

(c) Upon the expiration of the 28 day notice period provided in Article 22.2(b) if the directors shall have received from the members entitled to receive the transfer notice sufficient acceptances to purchase all the shares offered in the transfer notice, the directors shall thereupon apportion those shares among the members so accepting pro rata in proportion to the number of shares held by each of them respectively and in the case of more than one class of shares, then pro rata in respect of each class. If the directors shall not have received sufficient acceptances to purchase all the shares offered in the transfer notice they may , but only with the consent of the proposing transferor who shall not be obliged to sell in the aggregate less than all the shares offered in the transfer notice, apportion the shares offered in the transfer notice among the members accepting pro rata in proportion to the number of shares held by each of them respectively but only up to the number of shares accepted by each of them respectively. After an apportionment has been so made and upon payment of the price for the shares apportioned, the proposing transferor shall be bound to transfer those shares in accordance with that apportionment and if he fails to do so the Company shall cause the name of the purchasing members to be entered in the register of members as the holders of those shares and shall cancel the share certificates representing those shares whether they have been produced to the Company or not. Payment to the Company of the purchase price shall be sufficient payment by the purchasing member and entry of the transfer in the register of members shall be conclusive evidence of the validity of the transfer.

(d) The proposing transferor shall be at liberty for a period of 90 days after the expiration of the 28 day period provided in Article 22.2(b) to transfer to any person those shares offered in the transfer notice which have not been apportioned to a member pursuant to Article 22.2(c, provided that he shall not sell any of them at a price less than that specified in the transfer notice or on terms more favourable to a purchaser than those specified in the transfer notice.

(e)  The provisions as to transfer of shares contained in paragraphs
(a), (b) (c) and (d) of this Article 22.2 hall not apply:
    (i) If before the proposed transfer of shares is made, consents thereto are obtained from members holding all the issued shares of the class of shares to be transferred or, where the shares to be transferred comprise more than one class of shares, if consents thereto are obtained from members of each class holding all the issued shares of the class to be transferred; or
    (ii) to a transfer of shares for the purpose of effecting the appointment of a new trustee for the owner thereof if the Board is satisfied that the transfer is for that purpose.

FULL NAME OF SUBSCRIBER


/s/Vincent Au
-----------------------
Vincent Au
Business man

Date:  June 23, 1999



Schedule 1.01 - Certificate of Good Standing

I Hereby Certify that, according to the corporate register maintained by me, ONEWORLD HOTEL DESTINATION SERVICE, INC. was incorporated as a company under the laws of the Province of British Columbia, is a valid and existing company and is, with respect to the filing of annual reports, in good standing.

Issued under my hand at Victoria, British Columbia
On February 2, 2009

/s/Ron Townshend
Registrar of Companies
Provide of British Columbia
Canada

SEAL


Schedule 1.01 - Officer's Certificate

ONEWORLD HOTEL DESTINATION SERVICE, INC.
("ONEWORLD") & VINCENT AU
(The "Oneworld Stockholder")

OFFICER'S CERTIFICATE

I, the undersigned, a duly authorized officer and sole Stockholder of ONEWORLD HOTEL DESTINATION SERVICE, INC., hereby certify that

a) No litigation, proceeding, investigating or inquiry is pending, or to the best knowledge of ONEWORLD threatened, which might result in an action to enjoin or prevent the consummation of the Contemplated Transactions, or, to the extent not disclosed in the ONEWORLD Schedules, by or against ONEWORLD, which might result in any material adverse change in any of the assets, properties or operations of ONEWORLD.

b) The conditions set forth in Sections 5.01, 5.04 and 5.05 have been satisfied.

Executed this 29th day of January, 2009 at the City of Vancouver, British Columbia.

ONEWORLD HOTEL DESTINATION SERVICE, INC.


/s/Vincent Au
---------------------------------
President/CEO

AND

/s/Vincent AU
----------------------------------
VINCENT AU
ONEWORLD Sole Stockholder



Schedule 1.01 - Indemnity Agreement

INDEMNITY AGREEMENT

ONEWORLD HOTEL DESTINATION SERVICE INC.
("ONEWORLD")
&
VINCENT AU ("ONEWORLD STOCKHOLDER")
To
GLOBALINK LTD.
("GLOBALINK")

ONEWORLD hereby agrees to indemnify GLOBALINK and each of the officers, agents and directors of GLOBALINK as of the date of execution of the Share Exchange Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever) "(Loss"), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentations made under Article 1 of the Share Exchange Agreement. The indemnification provided for in this Agreement shall survive the Closing and consummation of Contemplated Transactions and termination of this Agreement for one (1) year following the Closing.

The ONEWORLD STOCKHOLDER agrees to indemnify GLOBALINK and each of the officers, agents and directors of GLOBALINK as of the date of execution of the Share Exchange Agreement against any Loss, to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentations made under Section 3.01 of the Share Exchange Agreement. The indemnification provided for in this Agreement shall survive the Closing and consummation of Contemplated Transactions and termination of this Agreement for one (1) year following the Closing.

This Agreement is made this 29th day of January, the year 2009 at the City of Vancouver, the Province of British Columbia.

/s/VINCENT AU
--------------------
VINCENT AU
CEO/Director

/s/VINCENT AU
--------------------
VINCENT AU
ONEWORLD STOCKHOLDER



Schedule 1.03
ONEWORLD
Subsidiaries and Predecessor Corporation

NIL



Schedule 1.04
ONEWORLD
Financial Statements





Schedule 1.09
ONEWORLD
Contracts


NIL



Schedule 2.01
GLOBALINK
Organization Documents


Attached are the following documents:

Certificate of Incorporation
Nevada Bylaws
Certificate of Good StandingOfficer's Certificate
CUSIP Certificate
Indemnity Agreement



Schedule 2.01 - Certificate of Incorporation

Dean Heller
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Incorporation
(Pursuant to NRS 78)

Important:  Read attached instructions before completing form

1.  Name of Corporation:                   Globalink, Ltd.
2. Resident Agent Name and Street Address: Laughlin International
  (must be a Nevada address where process  -------------------------------------------
   may be served)                          Name

                                           2533 North Carson Street
                                           -------------------------------------------
                                           Street Address

                                           Carson City, Nevada            89710
                                           -------------------------------------------
                                           City         State           Zip Code

3. Shares: (number of shares corporation   Number of shares
   Corporation authorized to issue)        with par value: 100,000,000 Par value $.001
                                           -------------------------------------------
4. Names & Addresses, of Board of          1.  Robin Young
   Directors/Trustees: (attach additional  -------------------------------------------
   page if there is more than 3 directors/ Name
   trustees)
                                           #202-426 Main St. Vancouver, B.C.  V6A2T0
                                           -------------------------------------------
                                           Street Address       City   State  Zip Code

                                           2.  Ben Choi
                                           -------------------------------------------
                                           Name

                                           #202-426 Main St. Vancouver, B.C.  V6A2T0
                                           -------------------------------------------
                                           Street Address       City   State  Zip Code

5. Purpose: (optional-see instructions)    The purpose of this Corporation shall be:
                                           To engage in all lawful business

6. Names & Addresses and Signature of      Jody M. Walker       /s/Jody M. Walker
   Directors/Trustees: (attach additional  -------------------------------------------
   page if there is more than 1            Name                 Signature
   incorporator)
                                           7841 S. Garfield Way  Centennial, CO 80122
                                           -------------------------------------------
                                           Street Address         City     State  Zip

7. Certificate of Acceptance of            I hereby accept appointment as Resident
Appointment of Resident of Agent.          Agent for the above named corporation.

                                           /s/Laughlin International  February 2, 2006
                                           -------------------------------------------
                                           Authorized Signature of R.A.      Date




Schedule 2.01 - Company Bylaws

BYLAWS OF
GLOBALINK, LTD.
A NEVADA CORPORATION

ARTICLE I
OFFICES

Section 1.01 Registered Office and Agent. The name of the registered agent and the location of the registered office of the Corporation in the State of Nevada shall be Laughlin Associates, Inc., 2533 N. Carson Street, Carson City, Nevada 89710, and such information shall be filed in the appropriate office of the State of Nevada pursuant to applicable provisions of law.

Section 1.02 Corporate Offices. The Corporation may have such corporate offices within and outside the State of Nevada as the board of directors from time to time may direct or the Corporation may require. The principal office of the Corporation may be fixed and so designated from time to time by the board of directors, but the location or residence of the Corporation in Nevada shall be deemed for all purposes to be in the county in which its principal office in Nevada is maintained. The location of the principal office of the Corporation shall be #202, 426 Main Street, Vancouver, B.C. V6A 2T0.

Section 1.03 Records. The Corporation shall keep correct and complete books and records of account, minutes of proceedings of its shareholders and board of directors, and such other or additional records as may be required by law. The Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, either within or outside Nevada, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of the shares held by each.

ARTICLE II
SHAREHOLDERS' MEETINGS

Section 2.01 Place of Meeting. All meetings of the shareholders shall be held at the principal office of the Corporation, unless the board of directors designates some other place either within or outside the State of Nevada. Unless specifically prohibited by law any meeting may be held at any place and at any time and for any purpose if consented to in writing by all of the shareholders entitled to vote at such meeting.

Section 2.02 Annual Meetings. An annual meeting of shareholders shall be held of the 1st day of June of each year, unless notified of an alternate date in accordance with the provisions of these bylaws, at 3:00 p.m. for the purpose of electing directors and for the transaction of such other business as may properly come before it. If such day is a legal holiday, the meeting shall be on the next business day.

Section 2.03  Special Meetings.   Special meetings of the shareholders, for
any purpose or purposes, unless otherwise prescribed by statute, may be called by the president, secretary or by the board of directors, and shall be called by the president at the request of holders of not less than 10% of all the outstanding shares of the Corporation entitled to vote at the meeting. No business other than that specified in the notice of the meeting shall be transacted at any such special meeting.

Section 2.04 Notice of Meetings. Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose for which the meeting is called, shall be delivered not less than ten days nor more than fifty days before the date of the meeting, either personally or by mail, by or at the direction of the board of directors, the president, the secretary, or the officer or person calling the meeting to each shareholder of record entitled to vote at such meeting; except that, if the authorized shares are to be increased at least thirty days' notice shall be given.

Section 2.05 Fixing Record Date and Closing Transfer Books. The board of directors may fix a date not less than ten nor more than fifty days prior to any meeting as the record date for the purpose of determining shareholders entitled to notice of and to vote at such meetings, of the shareholders. The transfer books may be closed by the board of directors for a stated period not to exceed fifty days for the purpose of determining shareholders entitled to receive payment of any dividend or in order to make a determination of shareholders for any other purpose. In the absence of any action by the board of directors, the date upon which the board of directors adopts the resolution declaring the dividend shall be the record date.

Section 2.06 Voting Lists. The officers or agent having charge of the stock transfer books for shares of the corporation shall make, at least ten days before each meeting of the shareholders, a complete record of the shareholders entitled to vote at the meeting or any adjournment thereof, arranged in alphabetical order with the address of, and the number of shares held by each. The record, for a period of ten days before such meeting, shall be kept on file at the principal office of the Corporation whether within or outside the State f Nevada, and shall be subject to inspection by any shareholder for any purpose germane to the meeting at any time during normal business hours. Such record shall also be produced and kept open at the time and place of any purpose germane to the meeting during the whole time of the meeting. The original stock transfer book shall be prima facie evidence as to the shareholders who are entitled to examine the record or transfer books or to vote any meeting of shareholders.

Section 2.07 Quorum. The holders of a majority of the shares who are entitled to vote at a shareholders meeting and who are present in person or by proxy shall be necessary for and shall constitute a quorum for the transaction of business at such meetings, except as otherwise provided by statute, by the Certificate of Incorporation or these Bylaws. If a quorum is not present or represented at a meeting of the shareholders, those present in person or represented by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At an adjourned meeting where a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.



Section 2.08 Majority Vote; Withdrawal of Quorum. When a quorum is present at a meeting, the vote of the holders of a majority of the issued and outstanding shares having voting power, present in person or represented by proxy, shall decide any question brought before the meeting, unless the question is one which, by express provision of the statutes, the Certificate of Incorporation or these Bylaws, requires a higher vote in which case the express provision shall govern. The shareholders present at a duly constituted meeting may continue to transact business until adjournment, despite the withdrawal of enough shareholders holding, in the aggregate, issued and outstanding shares having voting power to leave less than a quorum.

Section 2.09 Proxies. At all meetings of shareholders, a shareholder may vote in person or by proxy executed in writing by the shareholder or by his
or her duly authorized attorney in fact.   No proxy shall be valid after
eleven months from the date of its execution, unless otherwise provided by the proxy. Each proxy shall be filed with the secretary of the Corporation before or at the time of the meeting.

Section 2.10 Voting. Each issued and outstanding share is entitled to its respective vote and each fractional share is entitled to a corresponding fractional vote on each matter submitted to a vote at a meeting of shareholders. The vote of a majority of the shares voting on any matter at a meeting of shareholders at which a quorum is present shall be the act of the shareholders on the matter, unless the vote of a greater number is required by law, the Certificate of Incorporation, or these Bylaws. Voting on all matters except the election of directors shall be by voice or by show of hands, unless the holders of one-tenth of the shares represented at the meeting shall, prior to the voting on any matter, demand a ballot vote on that particular matter.

(A) Neither treasury shares nor shares held by another Corporation if the majority of the shares entitled to vote for the election of directors of such other Corporation is held by the Corporation shall be voted at any meeting or counted in determining the total number of issued and outstanding shares at any given time.

(B) Shares standing in the name of another Corporation, domestic or foreign, may be voted by such officer, agent or proxy as the Bylaws of that Corporation may prescribe, or, in the absence of such provision, as the board of directors of that Corporation may determine.

(C) Shares held by an administrator, executor, guardian, or conservator may be voted by him or her, either in person or by proxy, without the transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him or her, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of the shares into his or her name.

(D) Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer into his or her name if authority to do so is contained in an appropriate order of the court by which the receiver was appointed.



(E) A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares transferred.

(F) Redeemable shares which have been called for redemption shall not be entitled to vote on any matter and shall not be entitled to vote on any matter and shall not be deemed issued and outstanding shares on and after the date on which written notice of redemption has been mailed to shareholders and a sum sufficient to redeem such shares has been deposited with a bank or trust corporation with irrevocable instruction and authority to pay the redemption price to the holders of the shares upon surrender of their certificates.

Section 2.11 Action Without Meeting. Any action required by statute to be taken at a meeting of the shareholders, or any action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by holders representing a majority of shares entitled to vote with respect to the subject matter thereof and such consent shall have the same force and effect
as a unanimous vote of the shareholders.   The consent may be in more than
one counterpart so long as each shareholder signs one of the counterparts. The signed consent, or a signed copy shall be placed in the minutes book.

Section 2.12 Telephone and Similar Meetings. Shareholders may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation is such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 2.13 Order of Business at Meetings. The order of business at annual meetings and so far as practicable at other meetings of shareholders shall be as follows unless changed by the board of directors: (a) call to order; (b) proof of due notice of meeting; (c) determination of quorum and examination of proxies: (d) announcement of availability of voting lists; (e) announcement of distribution of annual statement; (f) reading and disposing of minutes of last meeting of shareholders; (g) reports of officers and committees; (h) reports of directors; (l) opening of polls for voting; (m) recess; (n) reconvening, closing of polls; (o) report of voting inspectors;
(p) other business; and (q) adjournment.

ARTICLE IARTICLE III
BOARD OF DIRCTORS

Section 3.01 General Powers. The business and affairs of the Corporation shall be managed by its board of directors. The directors shall in all cases act as a board of directors, and they may adopt such rules and regulations for the conduct of their meetings and the management of the Corporation as they deem proper. Such rules and regulations may not be inconsistent with these Bylaws, the Certificate of Incorporation, and the laws of Nevada.

Section 3.02. Number, Tenure and Qualifications. The number of directors constituting the board of directors of this Corporation is five. The number of directors of this Corporation shall not be less than five; except that there need by only as many directors as there are shareholders in the event that the issued and outstanding shares are held of record by fewer than three
shareholders.   The directors shall be elected annually for a term of two
years by majority vote of the shareholders. A director must be at least eighteen years of age but need not be a shareholder in the Corporation nor a resident of the State of Nevada.

Section 3.03 Change in Number. The number of directors may be increased or decreased from time to time by amendment to these Bylaws but no decrease shall have the effect of shortening the term of any incumbent director. Any directorship to be filled by reason of an increase in the number of directors shall be filled by election at an annual meeting or at a special meeting of shareholders called for that purpose.

Section 3.04 Election of Directors. The directors shall be elected at the annual meeting of shareholders and those persons who receive the highest number of votes shall be deemed to have been elected. Election of directors shall be by ballot.

Section 3.05 Cumulative Voting. Directors shall be elected by majority vote. Cumulative voting shall be permitted.

Section 3.06 Removal of Directors. A meeting called expressly for the purpose of removing a director, the entire board of directors or any lessor number may be removed, with or without cause, by a vote of the holders of the majority of the shares then entitled to vote at an election of directors. If any directors are so removed, new directors may be elected at the same meeting.

Section 3.07 Resignation. Subject to Section 3.02, a director may resign at any time by giving written notice to the board of directors, the president, or the secretary of the Corporation and unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the board of directors or such officer, and the acceptance of the resignation shall not be necessary to make it effective.

Section 3.08 Vacancies. A vacancy occurring in the board of directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the board of directors remains. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office. Any directorship to be filled by reason of an increase in the number of directors shall be filled by election at an annual meeting of shareholders or at a special meeting of the shareholders called for that purpose. A director chosen to fill a position resulting from an increase in the number of directors shall holder office until his or her successor(s) shall have been qualified.

Section 3.09 Compensation. By resolution of the board of directors, compensation may be paid to directors for their services. Also by resolution of the board of directors, a fixed sum and expenses for actual attendance at each regular or special meeting of the board of directors may also be paid. Nothing herein contained shall be construed to preclude any director form serving the Corporation in any other capacity and receiving compensation therefore. Members of the executive committee or of special or standing committees may, by resolution of the board of directors, be allowed like compensation for attending committee meetings.

Section 3.10 First Meeting. The first meeting of a newly elected board shall be held without further notice immediately following the annual meeting of shareholders, and it shall be a the same place, unless by unanimous consent of the directors then electing and serving, the time or place is changed.

Section 3.11 Regular Meetings. Regular meetings of the board of directors may be held without notice at such time and place as shall from time to time be determined by the board of directors.

Section 3.12 Special Meetings. Special meetings of the board of directors may be called by the president on three days notice to each director, either personally or by mail or by telegram. Special meetings shall be called in like manner and on like notice on the written request of two directors. Except as otherwise expressly provided by statute, the Certificate of Incorporation or these Bylaws, neither the business to e transacted at, nor the purpose of any special meeting need be specified in a notice or waiver of notice.

Section 3.13 Quorum; Majority Vote. At meetings of the board of directors a majority of the number of directors fixed by these Bylaws shall constitute a quorum for the transaction business. The act of a majority of the directors present at a meeting at which quorum is not present at a meeting at which quorum is not present at a meeting of the board of directors, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting until a quorum is present.

Section 3.14 Procedure. The board of directors shall keep regular minutes of its proceedings. The minutes shall be placed in the minutes book of the Corporation.

Section 3.15 Action Without Meeting. Any action required or permitted to be taken at a meeting of the board of directors may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all members of the board of directors. Such consent shall have the same force and effect as a unanimous vote at a meeting. The signed consent, or a signed copy, shall be placed in the minutes book. The consent may be in more than one counterpart so long as each director signs once of the counterparts.

Section 3.16 Telephone and Similar Meetings. Directors may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting in not lawfully called or convened.

Section 3.17 Interested Directors and Officers. No contract or transaction between the Corporation and one or more of its directors or officers, or any other corporation, firm, association, partnership or entity in which one or more of its directors of officers are directors or officers or are financially interested shall be either void or voidable solely because of such relationship or interest or solely because such directors or officers are present at the meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction or solely because their votes are counted for such purposes if:

(1) in fact of the common directorship or financial interest is disclosed to or known by the board of directors or committee and noted in the minutes, and the board or committee which authorizes, approves, or ratifies the contract or transaction by a vote sufficient for the purpose without counting the votes or consents of such interested directors; or

(2) the material facts of such relationship or financial interest is disclosed to or known by the shareholders entitled to vote thereon and they authorize, approve or ratify such contract or transaction in good faith by a majority vote or written consent of shareholders holding a majority of the shares the votes of the common or interested directors or officers shall be counted in any such vote of shareholders; or

(3) the contract or transaction is fair and reasonable to the Corporation.

(B) common or interested director may be counted in determining the presence of a quorum at a meeting of the board of directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

ARTICLE IV
EXECUTIVE COMMITTEE

Section 4.01 Designation. The board of directors may from time to time, by resolution adopted by a majority of the whole board, designate an executive committee.

Section 4.01 Number; Qualification and Term. The executive committee shall consist of one or more directors, one of whom shall be the president of the executive committee. The executive committee shall serve at the pleasure of the board of directors.

Section 4.03 Authority. The executive committee, to the extent provided in such resolution, shall have and may exercise all of the authority of the board of directors in the management of the business and affairs of the Corporation, including authority over the use of the corporate seal.
However, the executive committee shall not have the authority of the board of directors in reference to (a) amending the Certificate of Incorporation; (b) approving a plan of merger or consolidation; (c) recommending to the shareholders the sale, lease or exchange of all or substantially of the property and assets for the corporation other than in the usual and regular course of its business; (d) recommending to the shareholders a voluntary dissolution of the Corporation or a revocation thereof; (e) amending, altering, or repealing these Bylaws or adopting new Bylaws; (f) filling vacancies in or removing members of the board of directors or of any committee appointed by the board of directors; (g) electing or removing officers or members of any such committee; (h) fixing the compensation of any member of such committee; (I) altering or repealing any resolution of the board of directors which by its terms provides that it shall not be so amendable or repealable; (j) declaring a dividend; or (k) authorizing the issuance of shares of the Corporation.

Section 4.04 Change in Number. The number of executive committee members may be increased or decreased from time to time by resolution adopted by a majority of the board of directors.

Section 4.05 Removal. Any member of the executive committee may be removed by the board of directors by the affirmative vote of the majority of the board of directors, whenever in its judgement the best interests of the Corporation will be served thereby.

Section 4.06 Vacancies. A vacancy occurring in the executive committee (by death, resignation, removal or otherwise) may be filled by the board of directors in the manner providing for original designation in Bylaw Section 4.01

Section 4.07 Resignation. A committee member may resign by giving written notice to the board of directors, the president or the secretary of the Corporation. The resignation shall take effect at the time specified in it, or immediately if no time is specified. Unless it specifies otherwise, a resignation takes effect without being accepted.

Section 4.08 Meetings. Time, place and notice (if any) of executive committee meetings shall be determined by the executive committee.

Section 4.09 Quorum; Majority Vote. At meetings of the executive committee, a majority of the number of members designated by the board of directors shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the executive committee, except as otherwise specifically provided by statute, the Certificate of Incorporation or these Bylaws. If a quorum is not present at a meeting of the executive committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present.

Section 4.10 Compensation. By resolution of the board of directors, compensation may be paid to members of the executive committee for their services. Also by resolution of the board of directors, a fixed sum and expenses for actual attendance at each regular or special meeting of the executive committee may also be paid.

Section 4.11 Procedure. The executive committee shall keep regular minutes of its proceedings and report the same to the board of directors when required. The minutes of the proceedings of the executive committee shall be placed in the minutes book of the Corporation.



Section 4.12 Action Without Meeting. Any action required or permitted to be taken at a meeting of the executive committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the executive committee. Such consent shall have the same force and effect as a unanimous vote at a meeting. The signed consent, or a signed copy, shall be placed in the minutes book.

Section 4.13 Telephone and Similar Meetings. Members of the executive committee may participate in and hold a meeting by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 4.14 Responsibility. The designation of an executive committee and the delegation of authority to it shall not operate to relieve the board of directors, or any member thereof, of any responsibility imposed upon it, him or her by law.


ARTICLE V
NOTICE

Section 5.01 Method. Whenever by statute, the Certificate of Incorporation, these Bylaws or otherwise, notice is required to be given to a shareholder, director or committee member, and no provision is made as to how the notice shall be given, it shall not be construed to mean personal notice, but any such notice may be given: (a) in writing, by United States mail, certified, return receipt requested, postage prepaid, addressed to the shareholder, director or committee member at the address appearing on the books of the Corporation; or (b) in any other method permitted by law. Any notice required or permitted to be given by mail shall be deemed given at the time when the same is deposited in the United States mails.

Section 5.02 Waiver. Whenever by statute, the Certificate of Incorporation or these Bylaws, notice is required to be given to a shareholder, committee member or director, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE VI
OFFICERS AND AGENTS

Section 6.01  Number, Qualification; Election; Term.
(A) The Corporation shall have:
(1) a president, a vice president, a secretary and a treasurer; and
(2) such other officers (including a chairman of the board of directors and additional Vice Presidents) and assistant officers and agents as the board of directors may deem necessary.

(B) No officer or agent need be a shareholder, a director or a resident of the state of incorporation.

(C) Officers named in Bylaw Section 6.01 (A) (1) shall be elected by the board of directors on the expiration of an officer's term or whenever a vacancy exists. Officers and agents named in Bylaw Section (A) (2) may be elected by the Board of Directors at any meeting.

(D) Unless otherwise specified by the board of directors at the time of election or appointment, or in an employment contract approved by the board of directors, each officer's and agent's term shall end at the first meeting of directors held after each annual meeting of the shareholders. He shall serve until the end of his or her term, or if earlier, until his or her death, resignation or removal. (E) Any two or more offices may be held by the same person, except that the president and the secretary shall not be the same person.

Section 6.02 Election and Term of Office. The officers of the Corporation shall be elected annually by the board of directors at the first meeting of the board of directors held after each annual meeting of the shareholders.
If the election officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient. Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified or until his or her death or until he or she shall resign or shall been removed in the manner hereinafter provided.

Section 6.03 Resignation. Any officer may resign at any time by delivering a written resignation either to the board of directors, the president or the secretary of the Corporation. The resignation shall take effect at the time specified therein or immediately if no time is specified. Unless it specifies otherwise, a resignation takes effect without being accepted.

Section 6.04 Removal. Any officer or agent elected or appointed by the board of directors may be removed by the board of directors, whenever, in its judgment, the best interest of the Corporation will be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed.

Section 6.05 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, creation of a new office, or otherwise, may be filled by the board of directors for the unexpired portion of the term.

Section 6.06 Salaries and Compensation. The salaries or other compensation of the officers of the Corporation shall be fixed from time to time by the board of directors, except that the board of directors may delegate to nay person or group of persons the duty of fixing salaries or other compensation by reason of the fact that he or she is also a director of the Corporation.

Section 6.07 Surety Bonds. In the event the board of directors shall so require, any officer or agent of the Corporation shall execute to the Corporation a bond in such sums and with such surety or sureties as the board of directors may direct, conditioned upon the faithful performance of his or her duties to the Corporation, including responsibility for negligence and for the accounting for all property, monies, or securities of the Corporation which may come into his or her hands.

                Section 1.01	Section 6.08  President
(A) The president shall be the chief executive and administrative officer of the Corporation.

(B) The president shall preside at all meetings of the shareholders, and, in the absence of the chairman of the board of directors, at meetings of the board of directors.

(C) The president shall exercise such duties as customarily pertain to the office of the president and shall have general and active supervision over the property, business and affairs of the Corporation and over its several officer.

(D) The president may appoint officers, agents, or employees other than those appointed by the board of directors.

(E) The president may sign, execute and deliver in the name of the Corporation powers of attorney, contracts, bonds and other obligations, and shall perform such other duties as may be prescribed from time to time by the board of directors or by the Bylaws.

Section 6.09 Vice President. The vice president(s) in the order of their seniority, unless otherwise determined by the board of directors, shall, in the absence or disability of the president, perform the duties and have the authority and powers as the board of directors may from time to time prescribe or as the president may from time to time delegate.

                Section 1.02	Section 6.10  Secretary
(A) The secretary shall keep the minutes of all meetings of the shareholders and of the board of directors and, to the extent ordered by the board of directors or the president, the minutes of all committees.

(B) The secretary shall cause notice to be given of meetings of shareholders, of the board of directors, and of any committee appointed by the board of directors.

(C) The secretary shall have custody of the corporate seal and general charge of the records, documents and papers of the Corporation not pertaining to the performance of the duties vested in other officers, which shall at all reasonable times be open to the examination of any director.

 (D) secretary may sign or execute contracts with the president in the name of the Corporation and affix the seal of the Corporation thereto.

(E) The secretary shall perform such other duties as may be prescribed from time to time by the board of directors or the bylaws.



Section 6.11 Assistant Secretary. The assistant secretaries in the order of their seniority, unless otherwise determined by the board of directors, shall, in the absence or disability of the secretary, perform the duties and have the authority and exercise the powers of the secretary. They shall perform other duties and have such other powers as the board of directors may from time to time prescribe or as the president may from time to time delegate.

Section 6.12  Treasurer.
(A) The treasurer shall have general custody of the collection and disbursements of funds of the Corporation.

(B) The treasurer shall endorse on behalf of the Corporation for collection, checks, notes and other obligations, and shall deposit the same to the credit of the Corporation in such bank or banks or depositories as the board of directors may direct.

(C) The treasurer may sign, for the president and other persons as may be designated for the purpose by the board of directors, all bills of exchange or promissory notes of the Corporation

 (D) The treasurer shall enter or cause to be entered regularly in the books of the Corporation a full and accurate account of all monies received and paid by him or her on account of the Corporation; shall at all times exhibit his or her books and accounts to any director of the corporation upon application at the office of the Corporation during business hours; and, whenever required by the board of directors or the president, shall render statements of his or her accounts. The treasurer shall perform such other duties as may be prescribed from time to time by the board of directors or by the Bylaws.

(E) If the board of directors require, the treasurer shall give bond for the faithful performance of his or her duties in such sum and with or without such surety as shall be approved by the board of directors.

Section 6.13 Assistant Treasurer. The assistant treasurers in the order of their seniority, unless otherwise determined by the board of directors, shall, in the absence or disability of the treasurer, perform the duties and have the authority and exercise the powers of the treasurer. They shall perform such other duties and have such other powers as the board of directors may from time to time prescribe or the president may from time to time delegate.

Section 6.14 Registered Agent. The Registered Agent shall serve as the agent of the Corporation for purposes of receiving service of process or any demand or notice authorized by law to be served on the Corporation.

Section 6.15 Other Officers. Other officers shall perform such duties and have such powers as may be assigned to them by the board of directors or the president.

Section 6.16 Delegation of Duties. If any officer of the Corporation is absent or unable to act for any other reason the board of directors may deem sufficient, the board of directors may delegate, for a period of time, some or all of the function, duties, powers and responsibilities of any officer to any other officer, agent or employee of the Corporation or other responsible person, provided a majority of the whole board of directors concurs therein.


ARTICLE VII
CONTRACTS, LOANS, DEPOSITS AND CHECKS

Section 7.01 Contracts. The board of directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of an on behalf of the Corporation and such authority may be general or confined to specific instances.

Section 7.02 Loans. No loans or advances shall be contracted on behalf of the Corporation; on negotiable paper or other evidence of its obligation under any loan or advance shall be issued in its name, and no property of the Corporation shall be mortgaged, pledged, hypothecated, or transferred as security for the payment of any loan, advance, indebtedness or liability of the Corporation unless and except as authorized by the board of directors. Any such authorization may be general or confined to specific instances.

Section 7.03 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, rust companies or other depositories as the board of directors may select, or as may be selected by an officer of agent authorized to do so by the board of directors.

Section 7.04 Checks and Drafts. All notes, drafts, acceptances, checks, endorsements, and evidences of indebtedness of the Corporation shall be signed by such officer or officers, or such agent or agents of the Corporation and in such manner as the board of directors from time to time may determine.


ARTICLE VIII
CAPITAL STOCK

Section 8.01 Certificates. Certificates representing shares of the Corporation shall be issued, in such from as the board of directors shall be issued, in such form as the board of directors shall determine, to every shareholder for the fully paid shares owned by him. These certificates shall be signed by the president and the secretary. They shall be consecutively numbered or otherwise identified; and the name and address of the person to whom they are issued, with the number of shares and the date of issue, shall be entered on the stock transfer books of the Corporation.

Section 8.02 Issuance. Shares (both treasury and authorized but unissued) may be issued for such consideration (not less than par value) and to such persons as the board of directors may determine from time to time. Shares may not be issued until the full amount of the consideration, fixed as provided by law, has been paid.



Section 8.03  Payment of Shares.
(A) The consideration for the issuance of shares shall consist of money paid, labor done (including the service actually performed for the Corporation) or property (tangible or intangible) actually received. Neither promissory notes nor the promise of future services shall constitute payment for shares.

(B) In the absence of fraud in the transaction, the judgment of the board of directors as to the value of consideration received shall be conclusive.

(C) When consideration, fixed as provided by law, ahs been paid, the shares shall be deemed to have been issued and shall be considered fully paid and nonassessable.

(D) The consideration received for shares shall be allocated by the board of directors, in accordance with law, between stated capital and capital surplus accounts.

Section 8.04 Subscriptions. Unless otherwise provided in the subscription agreement, subscriptions for shares, whether made before or after organization of the Corporation, shall be paid in full at such time or in such installments and at such times as shall be determined by the board of directors. Any call made by the board of directors for payment of subscriptions shall be uniform as to all shares of the same series. In case of default in the payment on any installment or call when payment is due, the Corporation may proceed to collect the amount due I the same manner as any dept due the Corporation.

Section 8.05 Lien. For any indebtedness of a shareholder to the Corporation, the Corporation shall have a first and prior lien on all dividends or other distributions declared thereon.

Section 8.06 Lost, Stolen or Destroyed Certificates. The Corporation shall issue a new certificate in place of any certificate for shares previously issued if the registered owner of the certificate: (a) makes proof in affidavit form that it has been lost, destroyed or wrongfully taken; (b) requests the issuance of a new certificate before the Corporation has notice that the certificate ahs been acquired by a purchaser for value in good faith and without notice of an adverse claim; (c) gives a bond in such form, and with such surety or sureties, with fixed or open penalty, as the Corporation may direct, to indemnify the Corporation (and its transfer agent and registrar, if any) against any claim that may be made on account of the alleged loss, destruction or theft of the certificate; and (d) satisfies any other reasonable requirements imposed by the Corporation. When a certificate has been lost, apparently destroyed or wrongfully take, and the holder of record fails to notify the Corporation within a reasonable time after he or she has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer or for a new certificate.

Section 8.07 Registration of Transfer. The Corporation shall register the transfer of a certificate for shares presented to it for transfer if: (a) the certificate is properly endorsed by the registered owner or by his or her duly authorized attorney; (b) the signature of such person has been notarized and reasonable assurance is given that such endorsements are effective; (c) the corporation has no notice of an adverse claim or has discharged any duty to inquire into such a claim; (d) any applicable law relating to the collection of taxes has been complied with; and (e) there is an opinion of counsel satisfactory to counsel of the Corporation that such transfer is made in accordance with all federal and state securities regulations.

Section 8.08 Registered Owner. Prior to due presentment for registration of transfer of a certificate for shares, the Corporation may treat the registered owner as the person exclusively entitled to vote, to receive notices and otherwise to exercise all rights and powers of a shareholder.

Section 8.09 Transfer of Shares. Transfer of shares of the Corporation shall be made only in the stock transfer books of the Corporation by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney therein authorized by power of attorney duly executed and filed with the secretary of the Corporation and on surrender for cancellation of the certificate for such shares. The person in whose name the shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes by the stock transfer books shall be in the possession of the secretary or transfer agent or clerk of the Corporation.

Section 8.10 Transfer Agent and Registrar. By resolution of the board of directors, the Corporation may from time to time appoint a transfer agent, and, if desired, a registrar, who will perform his or her duties in accordance with the terms and conditions the board of directors deems advisable; provided, however, that until and unless the board of directors appoints some other person, firm or Corporation as its transfer agent, the secretary of the Corporation shall act as transfer agent without the necessity of any formal action of the board of directors and he or she shall perform all of the duties thereof.


ARTICLE LX
INDEMNIFICATION

Section 9.01  Indemnification.
(A) No officer or director shall be personally liable for any obligations of the Corporation or for any duties or obligation of the Corporation or for any duties or obligations arising out of any actions or conduct of such officer or director or director performed for or on behalf of the Corporation.

(B) The corporation shall and does hereby indemnify and hold harmless each person and his or her heirs and administrators who shall serve at any time hereafter as a director or officer of the Corporation from and against any and all claims, judgments and liabilities to which such person shall become subject by reason of his or her having heretofore or hereafter been a director officer of the Corporation or by reason of any action alleged to have heretofore or hereafter been taken or admitted to have been taken by him or her as such director or officer and shall reimburse each such persons for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability, including power to defend such person from all suits or claims as provided for under the laws of the state of Nevada; provided, however, that no such person shall be indemnified against, or be reimbursed for, any expense incurred in connection with any claim or liability arising out of his or her negligence or willful misconduct. The rights accruing to any person under the foregoing provisions of this section shall not exclude any other right to which he or she may lawfully be entitled, nor shall anything herein contained restrict the right of the Corporation to indemnify or reimburse such person in any proper case, even though not specifically herein provided. The Corporation, its director, officers, employees and agent shall be fully protected in taking any action or making any payment in reliance upon the advice of counsel.

Section 9.02 Other Indemnification. The indemnification herein provided shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any Bylaw, agreement, vote of shareholders, or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

Section 9.03 Issuance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or who was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against liability under the provisions of this section or the laws of the State of Nevada.

Section 9.04 Settlement by Corporation. The right of any person to be indemnified shall be subject always to the right of the corporation by its board of directors, in lieu of such indemnity, to settle any claim, action suit or proceeding at the expense of the Corporation by the payment of the amount of such settlement and the cost and expense incurred in connection therewith.


ARTICLE X
GENERAL PROVISIONS

Section 10.01  Dividends and Reserves.
(A) Subject to statue, the Certificate of Incorporation and these Bylaws, dividends may be declared by the board of directors at any regular or special meeting and may be paid in cash, in property, or in shares of the Corporation. The declaration and payment shall be at the discretion of the board of directors.

(B) By resolution, the board of directors may create such reserve or reserves out of the earned surplus of the Corporation as the directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for any other purpose they think beneficial to the Corporation. The directors may modify or abolish any such reserve in the manner in which it was created.

Section 10.02 Books and Records. The Corporation shall keep correct and complete books and records of account, shall keep minutes of the proceedings of its shareholders and board of directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each.

Section 10.03 Annual Statement. The board of directors shall mail to each shareholder of record, at least ten days before each annual meeting a full and clear statement of the business and condition of the Corporation, including a reasonably detailed balance sheet, income statement, surplus statement, and statement of changes in financial position, for the last fiscal year and for the prior fiscal year, all prepared in conformity with generally accepted accounting principals applied on a consistent basis.

Section 10.04 Checks and Notes. Checks, demands for money and notes of the Corporation shall be signed by officer(s) or other person(s) designated from time to time by the board of directors.

Section 10.05 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the board of directors.

Section 10.06 Seal. The corporate seal of the Corporation (of which there may be one or more exemplars) shall contain the name of the corporation and the name of the state of incorporation. The seal may be use by impressing it or reproducing a facsimile of it, or otherwise.

Section 10.07  Amendment of Bylaws.
(A) These Bylaws may be altered, amended or repealed at any meeting of the board of directors at which a quorum is present, by the affirmative vote of a majority of the directors present at such meeting, provided notice of the proposed alteration, amendment, or repeal is contained in the notice of the meeting.

(B) These Bylaws may also be altered, amended or repealed at any meeting of the shareholders at which a quorum is present or represented, by the affirmative vote of the holders of a majority of the shares present or represented at the meeting and entitled to vote thereat, provided notice of the proposed alteration, amendment or repeal is contained in the notice of the meeting.

Section 10.08 Construction. Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall include the plural, and conversely. If any portion of these bylaws shall be invalid or inoperative, then, so far as is reasonable and possible: (a) the remainder of these Bylaws shall be considered valid and operative and (b) effect shall be given to the intent manifested by the portion held invalid or inoperative.



Section 10.09 Table of Contents; Headings. The table of contents and headings are for organization, convenience and clarity. In interpreting these bylaws, they shall be subordinated in importance to the other written material.

Section 10.10 Relation to Certificate of Incorporation. These bylaws are subject to and governed by the Articles of Incorporation.

Adopted by the directors on this 10th day of February, 2006.


/s/Robin Young
---------------------
Robin Young, Director

/s/Ben Choi
---------------------
Ben Choi, Director

/s/Daniel Lo
---------------------
Daniel Lo, Director




Schedule 2.01 - Certificate of Good Standing

CERTIFICATE OF EXISTENCE WITH STATUS IN GOOD STANDING

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of Staet, do hereby certify that I am, by the laws of said State, the custodian of the records relating to filings by corporations, non-profit corporation, corporation soles, limited-liability companies, limited partnerships, limited-liability partnerships and business trusts pursuant to Title 7 of the Nevada Revised Statutes which are either presently in a status of good standing or were in good standing for a time period subsequent of 1976 and am the proper officer to execute this certificate.

I further certify that the records of the Nevada Secretary of State, at the date of this certificate, evidence, GLOBALINK, LTD., as a corporation duly organized under the laws of Nevada and existing under and by virtue of the laws of the State of Nevada since February 3, 2006, and is in good standing in this state.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my officer on February 3, 2009.

/s/ROSS MILLER
Secretary of State

SEAL
Electronic Certificate
Certificate Number C20090203-2590
You may verify this electronic certificate
Online at http://www.nvsos.gov/



Schedule 2.01 - Officer's Certificate

GLOBALINK LTD.

OFFICER'S CERTIFICATE

I, the undersigned, a duly authorized officer and sole Stockholder of GLOBALINK, LTD., hereby certify that

a) No litigation, proceeding, investigating or inquiry is pending, or to the best knowledge of GLOBALINK threatened, which might result in an action to enjoin or prevent the consummation of the Contemplated
Transactions, or, to the extent not disclosed in the GLOBALINK
Schedules, by or against GLOBALINK, which might result in any material adverse change in any of the assets, properties or operations of GLOBALINK.

b) The conditions set forth in Sections 6.01, 5604 and 5605 have been satisfied.

Executed this 29th day of January, 2009 at the City of Vancouver, British Columbia.

GLOBALINK LTD.


/s/Robin Y. Young
---------------------------------
President



Schedule 2.01 - CUSIP Certificate

The McGraw Hill Companies                   CUSIP Service Bureau
                                            Standard & Poor's
STANDARD                                    55 Water Street - 45th Floor
&POOR'S                                     New York, NY 10041

May 15, 2007

Mr. David Haven
476 TANDUm COURT
INDIO, CA 92201

Mr. DAVID HAVEN,

This email confirmation is sent in response to your request for the assignment of a Corporate CUSIP number for

ISSUER:  GLOBALINK LTD.
ISIN NUMBER:  US37949A1034
ISSUED DESCRIPTION:  COM
RATE:
MATURITY:

IMPORTANT NOTICE:

TTHIS MESSAGE IS FROM AN AUTOMATED MAIL SERVER.
REPLIES TO THIS SERVER ARE NEITHER MONITORED NOR ANSWERED.
THANK YOU.

The CUSIP Service Bureau requires that FINAL documentation (i.e., prospectus or official statement in print or electronic form( be sent to the CUSIP Service Bureau as soon as it is available. "Requestor" risks suspension and/or withdrawal of the CUSIP number(s) without the recipt of final documentation by the CUSIP Service Bureau within 10 days of the offering date.

E-Mail addresses for final documents:

Corporate, Municipal & Govt:  cusip_support@standardandpoors.com

"Requestor" receives a 10% discount on CUSIP applications made via the Internet. From the CUSIP home page (www.cusip.com), click the CUSIPRequest button.

E-mail addresses for electronic preliminary documentation:

Corporate:  cusip_corp@standardsandpoors.com
Municipal:  cusip_muni@standardsandpoors.com
PPN:  cusip_ppn@standardandpoors.com
International:  cusip_global@standardandpoors.com

Please call the CUSIP Data Collection department at (212) 438-6565 with any questions.

Sincerely yours,

Gerard Faulkner
Director-Operations



Schedule 2.01 - Indemnity Agreement

INDEMNITY AGREEMENT

GLOBALINK LTD.
("GLOBALINK")
to
ONEWORLD HOTEL DESTINATION SERVICE INC.
("ONEWORLD")
&
VINCENT AU ("ONEWORLD STOCKHOLDER")

GLOBALINK hereby agrees to indemnify ONEWORLD and the ONEWORLD STOCKHOLDER and each of the officers, agents and directors of GLOBALINK as of the date of execution of the Share Exchange Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever) "(Loss"), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentations made under Article 1 of the Share Exchange Agreement. The indemnification provided for in this Agreement shall survive the Closing and consummation of Contemplated Transactions and termination of this Agreement for one (1) year following the Closing.

This Agreement is made this 29th day of January, the year 2009 at the City of Vancouver, the Province of British Columbia.

GLOBALINK, LTD.

/s/Robin Young
--------------------
Robin Young
President/Director

/s/Ben Choi
--------------------
Ben Choi
CEO/Director

/s/Daniel Lo
--------------------
Daniel Lo
CFO/Director




Schedule 2.06
GLOBALINK
Options or Warrants



As per Resolution of the Board of Directors of January 2, 2008, each of the 3 officers/directors listed hereunder were granted a stock option of 100,000 pre-forward split Common Shares as follow:

  President/Director (Robin Young): stock option of 100,000 common shares at US$0.10 per share, expiring January 2, 2010

  Secretary/Director (Ben Choi): stock option of 100,000 common shares at US$0.10 per share, expiring January 2, 2010

  Treasurer/Director (Daniel Lo): stock option of 100,000 common shares at US$0.10 per share, expiring January 2, 2010



Schedule 2.14
GLOBALINK
Bank Accounts; Power of Attorney

US BANK:      Account No. 1-535 5899 9394

Signatories:  Any one of Robin Young, Ben Choi, Daniel Lo or Petula
Wong

HSBC Canada:  Account No.   270-146393-070 (USD)
              Account No.   270-146393-001 (CDN)

Signatories:   Any 2 out of 3 - Robin Young, Ben Choi and Daniel Lo



Schedule 7.01
Brokers

NIL





Exhibit A


SUITABILITY LETTER

TO:  GLOBALINK, LTD.

I make the following representations with the intent that they may be relied on by Globaling, Ltd. (the "Company"), in determining my suitability as a purchaser of securities of the Company.

I have had the opportunity to ask questions of, and receive answers and information, from the officers of the Company and I deemed such information sufficient to make an investment decision in the Company.

I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company, its business activities, and the risks and merits of this prospective investment, and I am not utilizing a purchaser representative (as defined in regulation D ("Regulation D") promulgated pursuant to the Securities Act of 1933, as amended (the "Securities Act")) in connection with the evaluation of such risks and merits, except as set forth in paragraph 3.

I shall provide a separate written statement from each purchaser representative on the Purchaser Representative Acknowledgment Form available from the Company, in which is disclosed (i) the relationship of the purchaser representative with the Company, if any, which has existed at any time during the previous two (2) years, and compensation received or to be received as a result of such relationship, and (ii) the education, experience, and knowledge in financial and business matters which enables the purchaser representative to evaluate the relative merits and risks of an investment in the Company.

The undersigned and the purchaser representatives listed above, if any, together have such knowledge and experience in financial and business matters that they are capable of evaluating the Company and the proposed activities thereof and the merits and risks of this prospective investment.

I have adequate means of providing for my current needs and possible personal contingencies and have no need in the foreseeable future for liquidity of an investment in the Company.

Instructions:  Complete either (a) or (b) below, as applicable:
FOR ACCREDITED INVESTORS. I confirm that I am an "accredited investor" as defined under rule 501 of Regulation D, as checked below:

Any bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any small business investment company licensed by the U. S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;
[  ]Yes  [  ]No

Any private business development company as defined in section
302(a)(22) of the Investment Advisers Act of 1940;
[  ]Yes  [  ]No

Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
[  ]Yes  [  ]No

Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;
[  ] Yes  [  ]No

Any natural person whose individual net worth or joint net worth with that person's spouse, at the time of his or her purchase exceeds
$1,000,000;
[  ]Yes  [  ]No

For purposes of category (v), the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purposes of category (v) above, the undersigned's principal residence must be valued either at (A) cost, including the cost of improvements, net of current encumbrances upon the property or (B) the appraised value of the property as determined upon a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances upon the property.

Any natural person who had an individual income in excess of $200,000 in each of the two (2) most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
[  ]Yes  [  ]No

In determining income, the undersigned should add to his or her adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section 230.506(b)(2)(ii); and
[  ]Yes  [  ]No

Any entity in which all of the equity owners are accredited investors. [ ]Yes [ ]No

FOR NONACCREDITED INVESTORS.  I am not an accredited investor.

The following information is being provided here in lieu of furnishing a personal financial statement.

My net worth excluding principal residence, furnishings, and automobiles is at least _____ times the total investment I intend to make in the Company;

My annual disposable income, after excluding all of my personal and family living expenses and other cash requirements for current obligations, is such that the loss of my entire investment in the Company would not materially alter my standard of living;
[  ]Yes  [  ]No

Considering the foregoing and all other relevant factors in my financial and personal circumstances, I am able to bear the economic risk of an investment in the Company.
[  ]Yes  [  ]No

I have previously been advised that I would have an opportunity to review all the pertinent facts concerning the Company, and to obtain any additional information which I might request, to the extent possible or obtainable, without unreasonable effort and expense, in order to verify the accuracy of the information provided me.

I have personally communicated or been offered the opportunity to communicate with executive officers of the Company to discuss the business and financial affairs of the Company, its products and activities, and its plans for the future. I acknowledge that if I would like to further avail myself of the opportunity to ask additional questions of the Company, the Company will make arrangements for such an opportunity on request.

I have been advised that no accountant or attorney engaged by the Company is acting as my representative, accountant, or attorney.
I will hold title to my interest as follows:
[  ]Community Property  [  ]Separate Property
[  ]Joint Tenants, with Right  [  ]Tenants in Common
    of Survivorship
[  ]Other (Single Person, Trust, etc.,
please indicate.)

I am a bona fide resident of the state of __________. The address below is my true and correct principal residence.
DATED this ____ day of __________, 2008.

---------------------------------     ---------------------------------
Name (Please Print)                   Name of Joint Subscriber, If Any

---------------------------------     ---------------------------------
Signature                             Signature

---------------------------------     ---------------------------------
Street Address                        Street Address

---------------------------------     ---------------------------------
City, State, and Zip Code             City, State, and Zip Code




Exhibit B

INVESTMENT LETTER
GLOBALINK, LTD.

Re:  Purchase of shares of Common Stock of Globalink, Ltd.

Gentlemen:

In connection with the acquisition by the undersigned of shares of Common Stock of Globalink, Ltd. (the "Securities"), the undersigned represents that the Securities are being acquired without a view to, or for, resale in connection with any distribution of such Securities or any interest therein without registration or other compliance under the Securities Act of 1933, as amended (the "Securities Act"), and that the undersigned has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking.

The undersigned understands that the Securities have not been registered, but are being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the subject Securities may, under certain circumstances, be inconsistent with this exemption and may make the undersigned an "underwriter" within the meaning of the Securities Act. It is understood that the definition of an "underwriter" focuses on the concept of "distribution" and that any subsequent disposition of the subject Securities can only be effected in transactions which are not considered distributions. Generally, the term "distribution" is considered synonymous with "public offering" or any other offer or sale involving general solicitation or general advertising. Under present law, in determining whether a distribution occurs when securities are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the securities sufficient to assure that the persons desiring to sell the securities without registration first bear the economic risk of their investment, and a limitation on the number of securities which the stockholder is permitted to sell and on the manner of sale, thereby reducing the potential impact of the sale on the trading markets. These criteria are set forth specifically in rule 144 promulgated under the Securities Act ("Rule 144"). After one (1) year from the date the Securities are fully paid for and the subscription is accepted by the issuer, all as calculated in accordance with Rule 144(d), sales of the Securities in reliance on Rule 144 can only be made in limited amounts in accordance with the terms and conditions of that rule. After two (2) years from the date the Securities are fully paid for, as calculated in accordance with Rule 144(d), it can generally be sold without meeting these conditions provided the holder is not (and has not been for the preceding three (3) months) an affiliate of the issuer.

The undersigned acknowledges that the Securities must be held and may not be sold, transferred, or otherwise disposed of for value unless it is subsequently registered under the Securities Act or an exemption from such registration is available; the issuer is under no obligation to register the Securities under the Securities Act or under section 12 of the Securities Exchange Act of 1934, as amended, except as may be expressly agreed to by it in writing; if Rule 144 is available, and no assurance is given that it will be, initially only routine sales of

Globalink, Ltd.
Page Two

such Securities in limited amounts can be made in reliance on Rule 144 in accordance with the terms and conditions of that rule; the issuer is under no obligation to the undersigned to make Rule 144 available, except as may be expressly agreed to by it in writing; in the event Rule 144 is not available, compliance with regulation A promulgated under the Securities Act or some other exemption may be required before the undersigned can sell, transfer, or otherwise dispose of such Securities without registration under the Securities Act; the issuer's registrar and transfer agent will maintain a stop transfer order against the registration of transfer of the Securities; and the certificate representing the convertible promissory notes and warrants composing the Securities will bear a legend in substantially the following form so restricting the sale of such Securities.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

The issuer may refuse to register transfer of the Securities in the absence of compliance with Rule 144 unless the undersigned furnishes the issuer with a "no-action" or interpretative letter from the Securities and Exchange Commission or an opinion of counsel reasonably acceptable to the issuer stating that the transfer is proper; further, unless such letter or opinion states that the Securities are free of any restrictions under the Securities Act, the issuer may refuse to transfer the Securities to any transferee who does not furnish in writing to the issuer the same representations and agree to the same conditions with respect to such Securities as are set forth herein. The issuer may also refuse to transfer the Securities if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

Very truly yours,


Dated: Globalink, Ltd.
Page Two

---------------------------------
 (Subscriber)


---------------------------------
Joint Subscriber)
1
K&L GATES DRAFT
8/113/08
NY-585444 v34
		iii